As filed with the Securities and Exchange Commission on

                               February 29, 1996

                            Registration No. 33-1576


------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                         Post-Effective Amendment No. 18

                                       to

                                    Form S-6

                                 ---------------


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
               SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                   FORM N-8B-2
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                           (EXACT NAME OF REGISTRANT)
                                ----------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                ----------------

                               NORMAN M. KRIVOSHA
                                    Secretary
                    Ameritas Variable Life Insurance Company
                                 5900 "O" Street
                             Lincoln, Nebraska 68510
                                -----------------

            It is proposed that this filing will become effective:
              [ ] immediate upon filing pursuant to paragraph b
              [x] on May 1, 1996 pursuant to paragraph a of Rule 485
              [ ] ____________________ pursuant on paragraph b of Rule 485

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. A notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1995 was filed on February 16, 1996.

              RECONCILLIATION AND TIE BETWEEN ITEMS IN FORM N-8B-2
                               AND THE PROSPECTUS

   ITEM NO. OF
   FORM N-8B-2     CAPTION IN PROSPECTUS
   -----------     ---------------------

        1          Cover Page
        2          Cover Page
        3          Not Applicable
        4          Distribution of the Policies
        5          Ameritas Variable Life Insurance Company - Separate Account V
        6          Ameritas Variable Life Insurance Company - Separate Account V
        7          Not Required
        8          Not Required
        9          Legal Proceedings
       10          Summary; Addition, Deletion of  Substitution  of Investments;
                   Policy  Benefits; Policy  Rights  Payment  and  Allocation of
                   Premiums; General Provisions; Voting Rights
       11          Summary; The Funds
       12          Summary; The Funds
       13          Summary; The Funds - Charges and Deductions
       14          Summary; Payment and Allocation of Premiums
       15          Summary; Payment and Allocation of Premiums

       16 Summary; Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust

       17          Summary, Policy Rights

       18 Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust

       19          General Provisions; Voting Rights
       20          Not Applicable
       21          Summary; Policy Rights; General Provisions
       22          Not Applicable
       23          Safekeeping of the Account's Assets
       24          General Provisions
       25          Ameritas Variable Life Insurance Company
       26          Not Applicable
       27          Ameritas Variable Life Insurance Company
       28          Executive Officers and Directors of AVLIC
       29          Ameritas Variable Life Insurance Company
       30          Not Applicable
       31          Not Applicable
       32          Not Applicable
       33          Not Applicable
       34          Not Applicable
       35          Not Applicable
       36          Not Applicable
       37          Not Applicable
       38          Distribution of the Policies
       39          Distribution of the Policies
       40          Not Applicable
       41          Distribution of Policies
       42          Not Applicable
       43          Not Applicable
       44          Cash Value, Payment and Allocation of Premium

  ITEM NO. OF
  FORM N-8B-2      CAPTION IN PROSPECTUS
  -----------      ---------------------
       45          Not Applicable
       46          The Funds; Cash Value
       47          The Funds
       48          State Regulation
       49          Not Applicable
       50          Ameritas Variable Life Insurance Company Separate Account V
       51          Cover Page; Summary; Policy Benefits; Charges and Deductions
       52          Addition, Deletion or Substitution of Investments
       53          Summary; Federal Tax Matters
       54          Not Applicable
       55          Not Applicable
       56          Not Required
       57          Not Required
       58          Not Required
       59          Financial Statements

                                                                    COMPANY LOGO
                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY

PROSPECTUS
                                               One Ameritas Way/5900 "O" Street


VARIABLE UNIVERSAL LIFE POLICY           P.O. Box 82550/Lincoln, Nebraska  68501

--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy ("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"), a stock life insurance company. The Policy is designed to operate generally as a single premium policy but provides the flexibility to make additional premium payments. The Policy also provides the flexibility to change the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.


The minimum required premium is $10,000, except for Insureds who have an age nearest birthday of 0 to 15, for which the minimum premium is $5,000. The Policy is available only to persons who have an age nearest birthday of 80 or less at the time the Policy is purchased.

The Policy guarantees a death benefit payable at the Insured's death for as long as the Policy remains in force. The Policyowner may choose either death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's cash value). The minimum Specified Amount for a Policy is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase.

The Policy provides for a cash surrender value that can be obtained by partial withdrawals, completely surrendering the Policy, or by policy loans. There is no minimum guaranteed cash value. However, the Policy could be a modified endowment contract. Policy loans, partial withdrawals or a surrender prior to age 59 1/2 may result in adverse tax consequences and or penalties.

The Policyowner may allocate net premiums to one or more of the Subaccounts of Ameritas Variable Life Insurance Company Separate Account V ("Account"). The initial premium payment will be allocated to the Money Market Subaccount, as of the issue date, for 13 days. After the expiration of the 13 day period (see page
21) the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. The amount of the Policy's cash value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. In addition, the cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the cash surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy.


The assets of each Subaccount are invested in shares of a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, and/or MFS Variable Insurance Trust (collectively, the "Funds"). The Variable Insurance Products Fund is a mutual fund with five portfolios: the Money Market, High Income, Equity-Income, Growth and Overseas Portfolios. The Variable Insurance Products Fund II is a mutual fund with five portfolios: the Asset Manager, Investment Grade Bond, Index 500, Contrafund, and Asset Manager: Growth Portfolios. The Alger American Fund is a mutual fund with six portfolios: the Alger American Income and Growth, Alger American Balanced, Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged AllCap and Alger American Growth Portfolios. MFS Variable Insurance Trust, is a Massachusetts business trust. The Trust has twelve separate portfolios or series, of which, MFS Emerging Growth Series, MFS Utilities Series, and MFS World Governments Series are offered. The accompanying prospectuses for the Funds describe the investment objectives and policies and the risks of the portfolios of the Funds.



You have the right to examine the Policy and return it for a refund for a limited time.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.


This Prospectus Must Be Accompanied Or Preceded By The Current Prospectuses for Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, and MFS Variable Insurance Trust.


These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY STATE SECURITIES REGULATORY AUTHORITIES, NOR HAS THE COMMISSION OR STATE REGULATORY AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.


The Date of This Prospectus is May 1, 1996.

TABLE OF CONTENTS

                                                                          Page
Definitions..............................................................   3
Ameritas Variable Life Insurance Company and the Account.................   8
        Ameritas Variable Life Insurance Company.........................   8
        Ameritas Variable Life Insurance Company Separate Account V......   8
        The Funds........................................................   8
        Investment Objectives and Policies of the Funds' Portfolios......   9
        Fixed Account....................................................  14
        Addition, Deletion or Substitution of Investments................  14
Policy Benefits..........................................................  14
        Purposes of the Policy...........................................  14
        Death Benefit Proceeds...........................................  15
        Death Benefit Options............................................  15
        Cash Value.......................................................  16
        Benefits at Maturity.............................................  17
        Payment of Policy Benefits.......................................  17
Policy Rights............................................................  18
        Loan Benefits....................................................  18
        Surrenders.......................................................  18
        Transfers........................................................  19

        Systematic Programs..............................................  19

        Refund Privilege.................................................  19
        Exchange Privilege...............................................  20
Payment and Allocation of Premiums.......................................  20
        Issuance of a Policy.............................................  20
        Premiums.........................................................  20
        Allocation of Premiums and Cash Value............................  21
        Policy Lapse and Reinstatement...................................  22
Charges and Deductions...................................................  22
        Premium Charge...................................................  22
        Monthly Deduction................................................  23
        Daily Charges Against the Account................................  23
        Fund Investment Advisory Fee and Expenses........................  24
        Cash Surrender Charge............................................  24
        Transfer Charge..................................................  24
        Partial Withdrawal Charge........................................  25
General Provisions.......................................................  25
Distribution of the Policies.............................................  27
Federal Tax Matters......................................................  27
Safekeeping of the Account's Assets......................................  29
Voting Rights............................................................  29
State Regulation of AVLIC................................................  30
Executive Officers and Directors of AVLIC................................  30
Legal Matters............................................................  31
Legal Proceedings........................................................  31
Experts..................................................................  31
Additional Information...................................................  31
Financial Statements.....................................................  31
        Ameritas Variable Life Insurance Company Account V...............  32
        Ameritas Variable Life Insurance Company.........................  43
Appendices...............................................................  60

The Policy, certain funds and/or certain riders are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER
PERSON IS
AUTHORIZED TO GIVE ANY  INFORMATION  OR MAKE ANY  REPRESENTATIONS  IN
CONNECTION
WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS


ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Account.

ACCRUED EXPENSE CHARGES - The sum of any monthly deductions that are due and unpaid.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete policy years that the Policy has been in force.


AVLIC - Ameritas Variable Life Insurance Company, a Nebraska stock company.


BENEFICIARY - The beneficiary is designated by the Policyowner in the application. If changed, the beneficiary is as shown in the latest change filed and recorded with AVLIC. If no beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the cash value held in the Account and the cash value held in the general account which secures policy loans.

CASH SURRENDER VALUE - The Policy cash value on the date of surrender, less any outstanding policy debt, any cash surrender charge, and any accrued expense charges.

DEATH BENEFIT - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force equal to: (l) the death benefit; minus (2) any outstanding policy debt; minus
(3) any monthly deduction that may apply to that period, including the deduction for the month of death.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion, declare higher interest rates for amounts allocated or transferred to the Fixed Account.

DUE PROOF OF DEATH - All of the following must be submitted:

(1)     A certified copy of the death certificate;
(2)     A Claimant Statement;
(3)     The Policy; and
(4) Any other information that AVLIC may reasonably require to establish the validity of the contract.

EARNINGS LOAN VALUE - The amount of cash value equaling the difference between the cash value and the total premium paid.

FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.


FUNDS - The Funds available on the policy date or as later changed by AVLIC. The Funds available as of the date of this Prospectus are the Variable Insurance Products Fund ("Fidelity Fund"), Variable Insurance Products Fund II ("Fidelity Fund II") ("collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), and/or the MFS Variable Insurance Trust ("MFS Fund"). The Funds have one or more portfolios each. There is a portfolio that corresponds to each of the Subaccounts of the Account.


GUIDELINE SINGLE PREMUIM - The "Guideline Single Premium" as defined in Section 7702 of the Internal Revenue Code of 1986. It is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and standard guaranteed cost of insurance rates and charges and the premium loads.

INSURED - The person upon whose life the Policy is issued.

ISSUE AGE - The age at the Insured's nearest birthday on the policy date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

MINIMUM FIRST YEAR PREMIUM - The premium that must be paid on or before the date the Policy is delivered to pay for insurance coverage under the selected death benefit option.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except that whenever the monthly activity date falls on a date other than a valuation date, the monthly activity date will be deemed the next valuation date.

NET PREMIUM - The premium paid less any charge for premium taxes.

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected scheduled premium of a level amount at a fixed interval. The Policyowner is not required to select a scheduled premium. The Policyowner is also not required to follow this schedule, if selected, and following this schedule does not necessarily ensure that the Policy will remain in force.

POLICY - The flexible premium variable life insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY DATE - The date set forth in the Policy that is the effective date of coverage for all coverage provided in the original application and that is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed at the time of delivery (See Issuance of a Policy, page 20).

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

SPECIFIED AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.


SUMMARY

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in effect and that there is no outstanding indebtedness.

THE POLICY

This flexible premium variable life insurance policy ("Policy") allows the Policyowner, within certain limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowner's accumulation values are invested; and (c) a choice of two benefit options.

So long as the Policy remains in force, it will provide for: (1) life insurance coverage on the named Insured up to age 95; (2) cash value; (3) surrender rights (including partial withdrawals and total surrenders) and policy loan privileges; and (4) accelerated death benefits under certain circumstances in the instance of terminal illness (See Accelerated Benefit Rider for Terminal Illness, page
26).

PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. The failure to pay a planned periodic premium will not in itself cause the policy to lapse and a policy can lapse even if planned periodic premiums have been paid. (See Payment and Allocation of Premiums, page 20). The Policy will lapse when its cash surrender value is insufficient to pay the monthly deduction for insurance charges and administrative charges and the grace period expires. The Policy is designed so that it may be used as a single premium policy, whereby a single, large premium payment may be made. The Policy will not be placed in force if the minimum first year premium has not been paid on or before the date the Policy is delivered. The minimum first year premium for the Policy is no less than $10,000, except for Insureds who have an age nearest birthday of 0 to 15 for whom the minimum first year premium is no less than $5,000. The minimum first year premium generally approximates 80% of the Guideline Single Premium for the coverage amount selected as defined for federal tax purposes. If the initial premium is less than 100% of the Guideline Single Premium, the Policyowner may establish a schedule of premium payments ("planned periodic premiums"), subject to the limitations set by federal tax law on total premiums paid. (See Premiums, page 20).

The Policyowner may select the manner in which new premiums are allocated between one or more of the Subaccounts or the Fixed Account. (See Fixed Account, page 14). The assets of each Subaccount are invested in a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, or the MFS Variable Insurance Trust, which are mutual fund companies with separate investment portfolios, each intended to pursue different investment objectives. (See The Funds, page 8).

ALLOCATION OF PREMIUMS

On the issue date of the Policy, premiums paid are allocated to the Money Market Subaccount. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date. Should the policyowner elect a policy date prior to the issue date the amounts held in the general account will be credited with interest at a rate determined by AVLIC for the period from the later of, the policy date or the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) that are available to AVLIC until the amounts are transferred to the Money Market Subaccount. As of thirteen days from the issue date of the Policy, the Policy's cash value will be reallocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Thereafter, net premiums are allocated to the Subaccounts or the Fixed Account according to the latest Policyowner instructions. After the first policy year, all premiums are subject to a premium charge (see below) and then, the net premium is allocated. The Policyowner may change the allocation instructions for future premium payments at any time. The Policyowner may also make a special designation for unscheduled premiums. Subject to certain restrictions, a Policyowner may transfer amounts among the Subaccounts. (See Allocation of Premiums and Cash Value, page 21).

CHARGES

PREMIUM CHARGES. No premium charges will be deducted from premium payments made during the first year. However, a charge of 2 1/2% of the premiums will be deducted from premium payments made after the first year to reimburse AVLIC for premium taxes.

MONTHLY DEDUCTIONS FROM THE CASH VALUE. On each monthly activity date, the cash value will be reduced by the monthly deduction. The monthly deduction is equal to: (a) a charge for the cost of insurance for the current policy month, plus,
(b) one-twelfth of any flat extra rating charge (See Monthly Deduction, page 23 and Rate Class, page 23).

DAILY CHARGES AGAINST THE ACCOUNT. A Daily Charge will be imposed at an annual rate of 1.20% of the average daily net assets of each Subaccount, but not the Fixed Account, to compensate AVLIC for certain mortality and expense risks and administrative costs incurred in connection with the Policy. (See Daily Charges Against the Account, page 23).

No charges are currently made against the Account for federal, state or local taxes (in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Account to pay those taxes. (See Federal Tax Matters, page 27).


In addition, because the Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the management fee and other expenses incurred by the Funds. (See The Funds, page 8).


CASH SURRENDER CHARGE. If a Policy is surrendered prior to the 7th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of premiums actually paid during the first policy year, limited as shown in the policy schedule pages. Subject to other considerations, the Policyowner may decide to minimize the cash surrender charge by paying only the minimum amount required during the first policy year. However, the amount paid will affect the values and costs under the Policy and the duration of the Policy.

AVLIC has voluntarily lowered its maximum surrender charge to 9%. This would affect the surrender charge for the first 3 years. The Policy provides that should the Policyowner surrender during the first seven policy years

AVLIC may assess a cash surrender charge beginning with 11.5% during the first year grading off to 0% during the next seven years. The maximum charge allowed by the Policy is based on a 9% deferred sales cost and a 2.5% charge for premium tax. Because the cash surrender charge may be significant upon early surrender, prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.(See Cash Surrender Charge, page
24).

TRANSFER CHARGE. The first 15 transfers per policy year will be allowed free of charge. Thereafter a transfer charge of $10 may be assessed for each transfer of cash value among Subaccounts, or the Fixed Account, to compensate AVLIC for administrative costs in handling the transfer. The transfer charge will be deducted from the amount transferred. Transfers may be made from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30 day period following the yearly anniversary date of the Policy. (See Transfer Charge, page
24).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. (See Partial Withdrawal Charge, page 25).


THE ISSUER


The Policy is issued by AVLIC, which is a Nebraska stock life insurance company. A separate account of AVLIC, Ameritas Variable Life Insurance Company Separate Account V ("Account"), has been established to hold the assets supporting the Policy. The Account has nineteen Subaccounts that support the Policies which correspond to, and invest in, the portfolios of the Funds. For more detailed information about AVLIC and the Account, see Ameritas Variable Life Insurance Company and the Account, page 8. The financial statements for AVLIC and the Account can be found beginning on page 32.




POLICY BENEFITS

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. So long as the Policy remains in force, AVLIC will pay the proceeds under the Policy upon receipt of due proof of death of the Insured. These proceeds will be the Policy's death benefit, reduced by any outstanding policy debt and any accrued expenses. The proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's cash value on the date of the Insured's death, or if greater, the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Proceeds, page
15).

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

BENEFITS AT MATURITY. On the maturity date of the Policy, if the Insured is still living, the Policyowner will be paid the cash value of the Policy less any outstanding policy debt.

CASH VALUE BENEFITS. The Policy's cash value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk is borne by the Policyowner. AVLIC does not guarantee a minimum cash value in the Separate Account. (See Cash Value, page 16).


The Policyowner may at any time surrender the Policy and receive its cash surrender value, which is the cash value less any outstanding policy debt, cash surrender charge and accrued expense charges. (See Surrenders page 18). Subject to certain limitations, the Policyowner may also make a partial withdrawal from the Policy and obtain a portion of the cash surrender value at any time and prior to the maturity date. Partial withdrawals will reduce both the cash value and the death benefit payable under the Policy. (See Partial Withdrawals, page
19). A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 25).


POLICY LOANS. The Policyowner may exercise certain loan privileges under a Policy. THIS POLICY MAY BE A MODIFIED ENDOWMENT CONTRACT ("MEC"). THERE ARE ADVERSE TAX CONSEQUENCES FOR MECS, INCLUDING WHEN A POLICY LOAN PROVISION IS EXERCISED. (See Tax Treatment of the Policy, page 7, MEC and Tax Penalty on Early Withdrawals, page 28).

The maximum loan amount, which is the amount that may be borrowed, is 85% of the cash value less any cash surrender charge and accrued expenses. Texas and Virginia Policyowners may borrow 100% of the cash value subject to certain deductions. The minimum loan that may be requested is $1000. The available loan amount at any time is the maximum loan amount less any outstanding policy debt. Loans currently will accrue interest on a daily basis at the rate of 4 1/2% per year on that portion of the outstanding policy debt not exceeding the Earnings Loan Value and 6% per year on the remainder of the outstanding policy debt. AVLIC may increase these rates to a maximum of 8%. The amount of any loans outstanding plus any accrued interest equals the outstanding policy debt. Interest is due on each policy anniversary and if not paid when due, will be added to the outstanding loan. When the loan is made or when interest is not paid when due, an amount sufficient to secure the policy debt is transferred out of the Account and into AVLIC's general account as security for the loan and will earn interest at the annual rate of 4.5%, credited on the policy anniversary. Upon partial or full loan repayment, the portion of the cash value in the general account securing the repaid portion of the policy loan will be transferred to the Account or the Fixed Account. Any loan transaction will permanently affect the values of the Policy. If the outstanding policy debt exceeds the Policy's cash value less any cash surrender charge and accrued expenses, the excess must be repaid within the specified time period or the Policy will terminate without value. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. (See Loan Benefits, page 18).


FLEXIBILITY TO ADJUST DEATH BENEFITS

After the first policy anniversary, the Policyowner has flexibility to adjust the death benefit by changing the death benefit option. After the second policy year the Policyowner has flexibility to adjust the death benefit by decreasing the Specified Amount of the Policy. A change in the Specified Amount and a change in the death benefit option may only be made once per year, and are subject to certain limitations. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The minimum Specified Amount during the first three policy years is the amount that a premium of $10,000 ($5,000 for ages 0- 15) will purchase; thereafter, the minimum is $15,000. A change in the death benefit option from Option A to Option B will require satisfactory evidence of insurability. Finally, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three policy years. (See Change in Death Benefit Option, page 15, and Change in Specified Amount, page
16).



TAX TREATMENT OF THE POLICY

The Internal Revenue Code ("the Code") defines a modified endowment insurance contract ("MEC") as one where the accumulated amount paid under the contract at any time during the first 7 contract years exceeds the sum of the net level premiums which would have been paid on or before that time if the Policy was paid up after the payment of 7 level annual premiums. Because this is designed to operate as a single premium contract, the initial premium exceeds the amounts allowed in the seven pay test. Partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Policyowner reaching age 59 1/2. The 10% penalty tax does not apply if the Policyowner is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Policyowner or the joint lives of the Policyowner and beneficiary. (See Federal Tax Matters, page 27).

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on these proceeds. (See Federal Tax Matters, page 27).



REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after AVLIC delivers a cancellation notice, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains or losses.
(See Refund Privilege, page 19).



EXCHANGE PRIVILEGE

During the first 24 months after the Policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a non-variable life insurance policy issued by AVLIC or Ameritas Life. The Policy provisions and applicable charges for the new Policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 20).

AVLIC AND THE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 43.


AVLIC is a wholly-owned subsidiary of Ameritas Life. Ameritas Life is a mutual life insurance company domiciled in Nebraska since 1887. The Home Offices of both AVLIC and Ameritas Life are at One Ameritas Way, 5900 "0" Street, P.O. Box 82550, Lincoln, Nebraska 68501. Ameritas Life and its subsidiaries had total assets at December 31, 1995 of over $2.4 billion. AVLIC, as a wholly-owned subsidiary of Ameritas Life, has a rating of A+ (Superior) from A.M. Best Company, a firm that analyses insurance carriers. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best. Ameritas Life also has an AA ("Excellent") rating from Standard & Poor's for claims-paying ability. Ameritas Life guarantees the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee.

AVLIC voted to approve a Merger Agreement with Ameritas Life ("Agreement") at its December 5, 1994, board meeting. The merger was scheduled to occur on May 1, 1995, or such later date as the required regulatory approvals could be obtained. On March 31, 1995, the company determined to postpone the merger to evaluate its options in light of the present regulatory climate. On February 27, 1996, AVLIC determined to postpone the merger indefinitely.

AVLIC may publish in advertisements and reports to Policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the separate account. Further AVLIC may publish charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference and other investment methods.



AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V


Ameritas Variable Life Insurance Company Separate Account V ("the Account") was established under Nebraska law on August 28, 1985.

The assets of the account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of the Account are credited without regard to the other income, gains, or losses of AVLIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies are liabilities of AVLIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. The Account will at all times contain assets equal to or greater than account values invested in the separate account. Nevertheless, to the extent assets in the Account exceed AVLIC's liabilities in the Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of AVLIC.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Account and the funds available for investment by the Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. Performance information for the Subaccounts will reflect deductions of fund expenses and be adjusted to reflect the mortality and expense risk charge. We may also provide a hypothetical illustration of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample insured based on assumptions as to age, sex, and other policy specific assumptions.

We may also provide individualized hypothetical illustrations of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Account charges, including the Monthly Deduction, Premium Charge and Cash Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the funds.


THE FUNDS


Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the Fidelity Fund, Fidelity Fund II, the Alger American Fund, and/or the MFS Fund. The Funds are each registered with the SEC under the 1940 Act as an open-end management investment company. These registrations do not involve SEC supervision of the management or investment practices or policies of the Funds. The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

As of May 1, 1996, The Dreyfus Stock Index Fund is no longer an investment option under the contract. Funds allocated to the Dreyfus Stock Index Fund as of April 30, 1996 may remain invested in that portfolio. If transferred out of the Dreyfus Stock Index portfolio, however, reinvestment into that portfolio will not be an option. AVLIC eventually intends to file an application with the Securities and Exchange Commission to substitute the shares of another portfolio for shares of the Dreyfus Stock Index Fund.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated
objectives. More detailed information, including a description of risks, is in the prospectuses for the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. The Alger American Leveraged AllCap Portfolio may employ "leverage" by borrowing money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. The High Income, Equity-Income, Asset Manager, and Asset Manager: Growth Portfolios may invest in non-investment grade, high risk debt securities. These Prospectuses should be read carefully together with this Prospectus and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.


Since the Fidelity Fund, the Fidelity Fund II, the Alger American Fund, and the MFS Fund are each designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.




INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

FIDELITY FUNDS
--------------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Money Market1          High-quality  U.S.   dollar     Seeks  to  obtain as high
                       denominated  money   market     a level of current income
                       instruments of domestic and     as  is  consistent   with
                       foreign Issuers.(Commercial     preserving   capital  and
                       Paper,    Certificate    of     providing liquidity.
                       Deposit).

High Income1           At  least  65%  in   income     Seeks  to  obtain  a high
                       producing  debt  securities     level  of  current income
                       and preferred stocks, up to     by  investing   in   high
                       20%  in  common  stocks and     income  producing  lower-
                       other   equity  securities,     rated   debt   securities
                       and up to 15% in securities     (sometimes  called  "junk
                       subject  to  restriction on     bonds"), preferred stocks
                       resale.                         including     convertible
                                                       securities and restricted
                                                       securities.

Equity-Income1         At  least  65%  in   income     Seeks  reasonable  income
                       producing common or prefer-     by investing primarily in
                       red  stock.  The  remainder     income  producing  equity
                       will  normally  be invested     securities.  The goal  is
                       in  convertible   and  non-     to  achieve  a  yield  in
                       convertible debt obligations.   excess  of  the composite
                                                       yield  of  the Standard &
                                                       Poor's   500    Composite
                                                       Stock Price Index.

Growth1                Portfolio purchases normally    Seeks  to achieve capital
                       will  be  common  stocks of     appreciation.
                       both well-known established
                       companies and smaller, less-
                       known  companies,  although
                       the  investments  are   not
                       restricted to  any one type
                       of    security.    Dividend
                       income will only be consid-
                       ered  if  it  might have an
                       effect on stock values.

Overseas1              At  least  65%  invested in     Seeks  long-term  growth
                       securities    of    issuers     of  capital    primarily
                       outside  of  North America.     through  investments  in
                       Most   issuers   will    be     foreign securities.
                       located  in developed coun-
                       tries in  the Americas, the
                       Far East and Pacific Basin,
                       Scandinavia  and    Western
                       Europe.  While  the primary
                       purchases  will  be  common
                       stocks,   all   types    of
                       securities may be purchased.

Asset Manager2         Equities (Growth, High Div-     Seeks   to   obtain  high
                       idends,   Utility),   bonds     total     return     with
                       (Government,  Agency, Mort-     reduced  risk   over  the
                       gage  backed,   Convertible     long  term  by allocating
                       and Zero Coupon)  and money     its  assets  among domes-
                       market instruments.             tic  and  foreign stocks,
                                                       bonds,   and   short-term
                                                       fixed-income  securities.

Investment
Grade Bond2            A  portfolio  of investment     Seeks as high  a level of
                       grade  fixed-income   secu-     current income as is con-
                       rities with an average mat-     sistent with  the preser-
                       urity of ten years or less.     vation of capital.

Index 500 2            At least  80%  (65% if fund     Seeks investment  results
                       assets   are   below    $20     that  correspond  to  the
                       million)  in  equity  secu-     total  return  of  common
                       rities  of  companies  that     stocks publicly traded in
                       compose   the   Standard  &     the  United  States,   as
                       Poor's 500.  Also purchases     represented     by    the
                       short-term  debt securities     Standard & Poor's 500.
                       for  cash  management  pur-
                       poses  and uses various in-
                       vestment  techniques,  such
                       as  futures  contracts,  to
                       adjust  its exposure to the
                       Standard & Poor's 500.

Contrafund2            Portfolio   purchases  will     Seeks  long-term  capital
                       normally be common stock or     appreciation.
                       securities convertible into
                       common  stock  of companies
                       believed  to be undervalued
                       due to an overly  pessimis-
                       tic appraisal by the public.

Asset Manager:
Growth2                Focuses on stocks  for high     Seeks  to  maximize total
                       potential returns but also return by allocating its purchases bonds and short- assets among stocks,
                       term  instruments.              bonds, short-term instru-
                                                       ments  and  other invest-
                                                       ments.


ALGER AMERICAN
--------------
FUNDS
-----

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ---------------------------     -------------------------
Income and             The  Portfolio  attempts to     Seeks to provide  a  high
Growth                 invest 100% of  its assets,     level  of dividend income
                       except   during   temporary     to  the extent consistent
                       defensive periods,  and  it     with  prudent  investment
                       is a fundamental  policy of     management.   Capital ap-
                       the  Portfolio to invest at     preciation is a secondary
                       least 65% of its assets  in     objective  of  the  Port-
                       dividend    paying   equity     folio.
                       securities  that are listed
                       on  a  national exchange or
                       in  securities  convertible
                       into dividend paying equity
                       securities.

Balanced The Portfolio will invest Seeks current income and its assets in common stocks long-term capital apprec-and investment grade pre- iation by investing in ferred stock and debt sec- common stocks and fixed urities as well as sec- income securities, with urities convertible into emphasis on income pro-common stocks. Except dur- ducing securities which
                       ing  defensive  periods, it     appear  to   have    some
                       is anticipated  that 25% of     potential   for   capital
                       the  portfolio  assets will     appreciation.
                       be invested in fixed income
                       senior  securities.

Small-Cap              Except   during   temporary     Seeks  long-term  capital
                       defensive   periods,    the     appreciation.
                       Portfolio invests  at least
                       65% of its total  assets in
                       equity     securities    of
                       companies that, at the time
                       of  purchase  of the secur-
                       ities,  have   total market
                       capitalization  within  the
                       range of companies included
                       in  the Russell 2000 Growth
                       Index,   updated quarterly.
                       The   Russell  2000  Growth
                       Index is  designed to track
                       the  performance  of  small
                       capitalization   companies.
                       The Portfolio may invest up
                       to  35% of its total assets
                       in   equity   securities of
                       companies that, at the time
                       of  purchase,  have   total
                       market       capitalization
                       outside   the range of com-
                       panies   included   in  the
                       Russell 2000  Growth  Index
                       and in excess of that amount
                       (up  to 100% of  its assets)
                       during  temporary defensive
                       periods.


MidCap                 Except    during  temporary     Seeks  long-term  capital
Growth                 defensive    periods,   the     appreciation.
                       Portfolio invests  at least
                       65% of its total  assets in
                       equity    securities     of
                       companies that, at the time
                       of  purchase  of  the  sec-
                       urities, have  total market
                       capitalization  within  the
                       range of companies included
                       in   the  S&P  Mid  Cap 400
                       Index,   updated quarterly.
                       The   S&P  MidCap 400 Index
                       is   designed  to track the
                       performance  of medium cap-
                       italization companies.  The
                       Portfolio may invest  up to
                       35% of its total  assets in
                       equity  securities  of com-
                       panies that, at the time of
                       purchase, have total market
                       capitalization outside  the
                       range of companies included
                       in the S&P MidCap 400 Index
                       and in excess of that amount
                       (up  to  100% of its assets)
                       during  temporary defensive
                       periods.

Growth                 The  Portfolio  will invest     Seeks  long-term  capital
                       its  assets  in   companies     appreciation.
                       whose securities are traded
                       on  domestic stock exchange
                       or in the  over-the-counter
                       market. The  Portfolio will
                       invest at least  85% of its
                       net assets  in  equity sec-
                       urities  and at  least  65%
                       of its total assets  in the
                       securities    of  companies
                       that  have  a  total market
                       capitalization     of    $1
                       billion or greater.

Leveraged              Invests at least 85% of net     Seeks  long-term  capital
All Cap                assets in equity securities     appreciation.
                       of  companies  of any size,
                       except   during   defensive
                       periods.  May purchase  put
                       and  call  options and sell
                       covered options to increase
                       gain  and hedge.  May enter
                       into  futures contracts and
                       purchase  and  sell options
                       on these futures contracts.
                       May  also   borrow    money
                       for purchase  of additional
                       securities.

MFS FUNDS
---------

PORTFOLIO              INVESTMENT POLICY               OBJECTIVES
------------------     ----------------------------    -------------------------

Emerging Growth        At least 80%  normally will     Seeks  to  provide  long-
Series                 be   invested   in   equity     term capital growth. Div-
                       securities   of    emerging     idend and interest income
                       growth  companies.   Up  to     is incidental.
                       25%  may     be    invested
                       in  foreign securities  not
                       including ADR's.

Utilities Series       At  least  65%,  but  up to     Seeks capital  growth and
                       100%, normally  will be in-     current   income   (above
                       vested  in  equity and debt     that   available  from  a
                       securities of both domestic     portfolio   invested  en-
                       and  foreign  companies  in     tirely  in  equity secur-
                       the  utilities    industry.     ities).
                       Normally, not more than 35%
                       will be invested in  equity
                       and   debt   securities  of
                       issuers in other industries,
                       including   foreign securi-
                       ties,  emerging market sec-
                       urities and non-dollar den-
                       ominated  securities.

World Governments      At  least 80% normally will     Seeks   capital   preser-
Series                 be invested in debt secur-      vation   and  growth with
                       ities.  May  invest  up  to     moderate  current income.
                       100%  of  assets in foreign
                       securities,       including
                       emerging   markets   secur-
                       ities.



1 Variable Insurance Products Fund Portfolio.
2 Variable Insurance Products Fund II Portfolio.

FUND MANAGEMENT FEES

Fee information relating to the underlying funds was provided to AVLIC by the underlying funds. AVLIC has not independently verified the information received from the underlying funds.

Fidelity Management & Research Company (FMR) is the Manager for the Fidelity Funds. Each portfolio pays FMR a monthly fee for managing its investment and business affairs.

Fred Alger Management Inc. ("Alger Management") serves as the Alger American Fund investment manager. Each portfolio pays Alger Management a separate fee computed daily and paid monthly at annual rates based upon a percentage of the value of the relevant portfolio's daily net assets.

Massachusetts Financial Services Company ("MFS Co."), a Delaware Corporation, is the investment adviser to each series of the MFS Variable Insurance Trust.

EXPENSE SUMMARY

The amount of expenses borne by each portfolio for the fiscal year ended December 31, 1995, was as follows:

                                INVESTMENT ADVISORY
PORTFOLIO                          AND MANAGEMENT                     OTHER EXPENSE
TOTAL
------------------             ----------------------               ------------------              -------------
FIDELITY
------------------
Money Market                           .24%                               .09%                           .33%
High Income                            .60%                               .11%                           .71% (1)
Equity-Income                          .51%                               .10%                           .61%
Growth                                 .61%                               .09%                           .70%
Overseas                               .76%                               .15%                           .91%
Asset Manager                          .71%                               .08%                           .79%(1)
Investment Grade Bond                  .45%                               .14%                           .59%
Index 500                              .00%                               .28%                           .28%(2)
Contrafund                             .61%                               .11%                           .72%(1)
Asset Manager Growth                   .71%                               .29%                          1.00%(1,2)

Alger American (3)
-------------------
Income and Growth                     .625%                              .125%                           .75%
Balanced                               .75%                               .25%                          1.00%
Small Cap                              .85%                               .07%                           .92%
MidCap Growth                          .80%                               .10%                           .90%
Growth                                 .75%                               .10%                           .85%
Leveraged AllCap                       .85%                               .71%                          1.56%

MFS
---
Emerging Growth Series                 .75%                               .25%                          1.00%(4)
Utilities Series                       .75%                               .25%                          1.00%(4)
World Governments Series               .75%                               .25%                          1.00%(5)


(1) A portion of the brokerage commissions the fund paid was used to reduce its expenses. Without this reduction total operating expenses would have been (for High Income: 0.71% (please note there were brokerage commissions paid, but it did not affect the ratio); for Asset Manager 0.81%; for Asset Manager:
       Growth 1.13% ; and for Contrafund: 0.73%)

(2) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement, management fee, other expenses, and total expenses would have been (Index 500 Portfolio) 0.28%, 0.19% and 0.47%, respectively; and (Asset Manager: Growth) 0.71%, 0.42% and 1.13%, respectively.

(3) Alger Management has agreed to reimburse the portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively; Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small-Cap, Alger American MidCap, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

(4) MFS Co. has agreed to bear, subject to reimbursement, expenses for each of the Emerging Growth Series and the Utilities Series such that each Series' aggregate operating expenses shall not exceed, on an annualized basis, 1.00% of the average daily net assets of the Series from November 2, 1994 through December 31, 1996, provided however, that this obligation may be terminated or revised at any time. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" would be 2.16% and 2.91%, respectively, for the Emerging Growth Series and 2.33% and 3.08%, respectively, for the Utilities Series.

(5) MFS Co. has agreed to bear, subject to reimbursement, expenses of the World Governments Series such that the Series' aggregate operating expenses do not exceed 1.00%, on an annualized basis, of its average daily net assets. Absent this expense arrangement, "Other Expenses" and "Total Operating Expenses" for the World Governments Series would be 1.24% and 1.99%, respectively.



FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page 19).

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk after the expiration of a contract year. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion, declare higher interest rate(s) for amounts allocated or transferred to the general account ("Declared
Rate(s)"). Each month AVLIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The owner will earn interest on the amount transferred or allocated (after the refund period) at the rate declared for a 12-month period effective the month of transfer or allocation. After the end of the 12- month period, the monies will earn interest at the rate established by AVLIC for each month.



ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Generally AVLIC reserves the right, subject to applicable law, and, if necessary, after notice and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional Subaccounts of the Account, which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC Separate Accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Account associated with the Policies to another Separate Account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.


POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.


PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Unlike traditional life insurance, other than the minimum first year premium, the Policyowner is not required to pay scheduled premiums to keep a Policy in force. The Policy is designed so that a single premium payment may be made, or the Policyowner has the flexibility to vary subsequent premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by decreasing the Specified Amount or changing the death benefit option. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The death benefit may, and the cash value will, vary with the investment experience of the chosen Subaccounts of the Account. The Policyowner reaps the benefit of any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account.


DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon due proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 17).


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See Policy Lapse and Reinstatement, page 22). The minimum Specified Amount currently is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase.

OPTION A. Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of cash value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 108%, and at age 90 is 100%. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of cash value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the cash value varies. Policyowners who prefer to have favorable investment performance reflected in higher cash value, rather than increased insurance coverage, generally should select Option A.

OPTION B. Under Option B, the death benefit is equal to the current Specified Amount plus the cash value of the Policy or, if greater, the applicable percentage of the cash value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines as in Option A. Accordingly, under Option B the amount of the death benefit will always vary as the cash value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance reflected in increased insurance coverage, rather than higher cash values, generally should select Option B.

EXTENDED MATURITY

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed once per year any time after the first policy year by sending AVLIC a written request for change. AVLIC will require evidence of insurability before making a change in the death benefit option from Option A to Option B. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the cash value on the effective date of the change. If the death benefit option is changed from Option B to Option A, the death benefit after the change will equal the death benefit before the change minus the cash value on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's cash value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the cash value on that date. Changing from Option B to Option A will generally decrease the net amount at risk, and therefore cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions - Cost of Insurance, page 23).

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the second policy year a Policyowner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policyowner's cost of insurance charge. (See Charges and Deductions - Cost of Insurance, page 23).

Any decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year, and AVLIC may limit the size of a change in a policy year.

The Specified Amount remaining in force after any requested decrease may not be less than the amount a minimum first year premium of $10,000 ($5,000 for ages 0-15) would have purchased during the first 3 Policy years and $15,000 thereafter. Further, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy years. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see Premium Limitations, page
21), the decrease may be limited or cash value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

METHODS OF AFFECTING INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the cash value - in several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of the Policy's cash value. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY. The Policy will not be placed in force if the minimum first year premium has not been paid on or before the date the Policy is delivered. The Policy will remain in force so long as the cash surrender value is sufficient to pay the monthly deduction. (See Monthly Deduction, page 23). Where, however, the cash surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 22).


CASH VALUE

The Policy's cash value in the Account will reflect the investment performance of the chosen Subaccounts of the Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's cash surrender value. (See Surrenders, page 18). There is no guaranteed minimum cash value.

DETERMINATION OF CASH VALUE. Cash value is determined on each valuation date. On the policy issue date, the cash value in a Subaccount will equal the portion of any premium allocated to the Subaccount, reduced by the portion of the first monthly deduction allocated to that Subaccount. (See Allocation of Premiums and Cash Value, page 21). Thereafter, on each valuation date, the cash value of a Policy will equal:

(1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(2)    The value of the Fixed Account; plus

(3)    Any cash value impaired by policy debt held in the general account; plus

(4)    Any net premiums received on that valuation date; less

(5)    Any partial withdrawal, and its charge, made on that valuation date; less

(6)    Any monthly deduction to be made on that valuation date; less

(7)    Any federal or state income taxes charged against the cash value.

In computing the Policy's cash value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the cash value is dependent upon a number of variables, a Policy's cash value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a Daily Charge not exceeding an annual rate of 1.20% for mortality and expense risk (.90%) and administrative costs (.30%); and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 23).

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.

BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the cash value of the Policy, less outstanding policy debt, on the maturity date. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives due proof of death. Cash value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 26). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum.

When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment.

An election or change of method of payment must be in writing. A change in beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

Option ai- INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

Option aii- FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

Option b- FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

Option c- LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

Option d- JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the rules set out above.

POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. AVLIC will permit the Policyowner to borrow money from it using the Policy as the only security for the loan. The maximum amount that may be borrowed is 85% of the cash value less the cash surrender charge and any accrued expenses as of the date of the policy loan. The minimum amount of any loan request is $1,000. The loan may be completely or partially repaid at any time while the Insured is living, prior to the maturity date. Loans usually are paid within 7 days after receipt of a written request. Texas and Virginia Policyowners may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. (See Tax Treatment of Policy Proceeds, page 28).

INTEREST. The interest rate charged on the portion of the outstanding policy debt not exceeding the Earnings Loan Value is 4 1/2% per year. Outstanding policy debt in excess of the Earnings Loan Value is charged 6% interest per year. The determination of whether the outstanding policy debt exceeds the Earnings Loan Value will be made each time a loan is taken. AVLIC may increase either of these rates to a maximum of 8%. Interest accrues daily and is due on each policy anniversary date. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

EFFECT OF POLICY LOANS. When a loan is made, cash value equal to the amount of the loan will be transferred from the cash value in the Account to the general account of AVLIC as security for the indebtedness. The cash value transferred out of the Account will be allocated among the Subaccounts, or the Fixed Account, in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount as a result of a loan is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount or Fixed Account. If loan interest is not paid when due in any policy year, on the policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the cash value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable.

Cash value in the general account held to secure indebtedness will be credited with interest at a rate of 4.5% per year. Currently, the net cost to borrow to the Policyowner ranges from 0% interest per annum (on the amount not exceeding the Earnings Loan Value) to 1 1/2% per annum. However, the Policy permits a maximum net cost to borrow of 3 1/2%. Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated to a Subaccount in accordance with the repayment of indebtedness provision (see below) will be transferred to the Subaccount and increase the cash value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the cash value less any cash surrender charge and any accrued expenses, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page
22).

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the cash value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated to those Subaccounts at the time of repayment.




SURRENDERS


At any time during the lifetime of the Insured and prior to the maturity date, the Policyowner may totally surrender the Policy by sending a written request to AVLIC. Certain partial withdrawals may also be made. Surrenders from the Account will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 26). SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. (See Modified Endowment Contract; Tax Penalty on Early Withdrawals page 28).

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay an amount equal to the cash surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Coverage under the Policy will terminate as of the date of a total surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 17).


PARTIAL WITHDRAWALS. Partial withdrawals are irrevocable. The amount of a partial withdrawal may not exceed the cash surrender value on the date the request is received and in policy years three through seven, may not exceed 10% of the minimum first year premium. The cash surrender value after a partial withdrawal must be at least $1,000. The amount paid will be deducted from the Policy's cash value at the end of the valuation period during which the request is received. The amount will be deducted from the Subaccounts according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount and/or Fixed Account.


The Death Benefit may be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 23; Death Benefits - Methods of Affecting Insurance Protection, page 16). If Option B is in effect, the Specified Amount will not change, but the cash value will be reduced.

The Specified Amount remaining in force after a partial withdrawal, during the first three policy years, may not be less than the amount a premium of $10,000 would purchase ($5,000 for ages 0- 15) and thereafter may not be less than $15,000. Also, no partial withdrawal will be allowed if the Specified Amount is less than $15,000 in the first three years. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently the charge is the lesser of $25 or 2% of the amount withdrawn.
(See Partial Withdrawal Charge, page 25).



TRANSFERS

Cash value may be transferred among the Subaccounts of the Account. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received. Cash value on the date of a transfer will not be affected except to the extent of any transfer charge. Transfers may also be made from the subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary of the date of the Policy.

An unlimited number of transfers may be made, with the first fifteen transfers per policy year permitted free of charge. A transfer charge may be imposed each additional time amounts are transferred and will be deducted from the amount transferred. The charge is $10 per transfer. (See Transfer Charge, page 24). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. In addition, such transfers will not be counted for purposes of the limitation on the number of transfers allowed in each year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable. (See also Tax Status of the Policy, page 28).

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional restrictions at the fund level.

SYSTEMATIC PROGRAMS

AVLIC may offer systematic programs as discussed below. Transfers of Accumulation Value made pursuant to these programs will not be counted in determining whether the transfer fee applies. All other normal transfer restrictions, as described above, apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Account and the Fixed Account, on a systematic basis, in accordance with allocation instructions specified by the Owner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the Owner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Separate Account.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. There is no charge for participation in these programs at this time.


REFUND PRIVILEGE

The Policyowner may cancel the Policy within the later of 10 days after the Policyowner receives it, within 10 days after AVLIC mails a cancellation notice, or within 45 days of completing Part I of the application. If a Policy is cancelled within this time period, a refund will be paid. The refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner should mail or deliver it to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 26).



EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the Policyowner may exchange the Policy for a non-variable life insurance policy issued by AVLIC or Ameritas Life. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same policy date and issue age as under the Policy. Cash values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or cash values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.


PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY


Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age on their nearest birthday or less who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.


The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the policy date will be when it is sent for delivery and the issue date will be the date the requirements are met.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the issue date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the issue date will be when the policy receipt and Federal funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. On the issue date, the premium paid (plus any interest credited on premiums paid before the issue date less any cost of insurance charge for the period between the policy date and the issue date) is allocated to the Money Market Subaccount. After the expiration of the refund period, the accumulation value will be allocated to the subaccounts or the Fixed Account as selected by the Policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of the amount of insurance applied for, $100,000, or $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS

The minimum first year premium must be paid on or before the date the Policy is delivered. No insurance will take effect before the minimum first year premium is received in AVLIC's home office in Federal Funds. No other premiums are required. The amounts and frequency of the planned periodic premiums are shown in the Schedule of Premiums in the Policy. However, subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums since the planned periodic premium schedule is not binding on the Policyowner. The timing and amount of premium payments will have an effect on the values under, and the duration of, the Policy, including the cash surrender charge, the cost of insurance charge, the premium tax charges and the cash value under the Policy.

MINIMUM FIRST YEAR PREMIUM. The minimum first year premium is equal to the amount designated in the Policy. The minimum first year premium will be no less than $10,000, except on Insureds who have an age nearest birthday of 0 to 15, for which the minimum premium will be no less than $5,000. The minimum first year premium generally approximates 80% of the Guideline Single Premium, as defined for federal tax purposes, for the initial Specified Amount. The Guideline Single Premium is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and standard guaranteed cost of insurance rates and charges and the premium loads. There is no representation that the Policy will not lapse if the minimum first year premium is paid, nor is there a guarantee that the Policy will not lapse even if planned periodic premiums are paid.

PREMIUM FLEXIBILITY. A Policyowner may make a single premium payment, make unscheduled premium payments at any time in any amount, or skip planned periodic premium payments, subject to the premium limitations described below. Therefore, unlike conventional insurance policies, this Policy does not obligate the Policyowner to pay premiums in accordance with a rigid and inflexible premium schedule.

The level of premium payments does, however, affect the nature of the Policy, including the amount of pure insurance coverage and the charge for that coverage. Comparing two Policies that are identical in all respects other than the amount of the initial premium paid, the Policy with the larger initial premium will have a greater cash value and, therefore, will provide less pure insurance protection (a lower net amount at risk) and have a smaller monthly cost of insurance charge. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued, if the initial premium is less than 100% of the Guideline Single Premium, the Policyowner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals; subject, however, to a minimum planned periodic premium schedule of $1,200 on an annual basis and a maximum schedule of no greater than the limitation on total premiums established by federal tax law. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's cash surrender value. (See Duration of the Policy, page 16). Thus, even if planned periodic premiums are paid by the Policyowner, the Policy will nonetheless lapse any time cash surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 22).

Any premium received in an amount different from the planned periodic premium will be considered an unscheduled premium.

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may also establish a minimum acceptable premium amount.

ALLOCATION OF PREMIUMS AND CASH VALUE

ALLOCATION OF PREMIUMS. In the application for a Policy, the Policyowner allocates premiums to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the premium, and fractional percentages may not be used. The allocations must total 100%. The allocation for future premiums may be changed without charge at any time by providing proper notification to the Home Office.

The initial premium is allocated as of the issue date of the Policy to the Money Market Subaccount for 13 days. Thereafter, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds that are available to AVLIC until the date the amounts are transferred to the Money Market Subaccount, but in no event will interest be credited prior to the policy date. After the first policy year, all premiums are subject to a premium charge, and thus the net premium is allocated to the selected Subaccount or the Fixed Account. If there is any outstanding policy debt at the time of payment, AVLIC will treat it as a premium payment unless otherwise instructed in proper written notice.

The value of amounts allocated to Subaccounts of the Account will vary with the investment performance of these Subaccounts, and the Policyowner bears the entire investment risk. This will affect the Policy's cash value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.



POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the cash surrender value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the cash surrender value is insufficient to cover the monthly deduction, the Policyowner must pay a premium during the grace period sufficient to cover the monthly deduction. (See Charges and Deductions, page 22).

REINSTATEMENT. A lapsed Policy may be reinstated any time within 2 years after the end of the grace period (or if required by state law, longer periods), but before the maturity date. Reinstatement will be affected based on the Insured's underwriting classification at the time of the reinstatement. Reinstatement is subject to the following:

1.   Evidence of insurability of the Insured satisfactory to AVLIC;
2. Payment of a premium equal to the greater of $1,000 or an amount that, after the deduction of premium charges, is large enough to cover the monthly deductions for at least the three policy months commencing with the effective date of reinstatement; and
3.   Any policy debt will be reinstated with interest due and accrued.
4. The Policy cannot be reinstated if it has been surrendered for its full cash surrender value.



The amount of cash value on the date of reinstatement will be equal to the amount of the cash value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., cash surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the cash value is designed to avoid duplicate cash surrender charges. The original policy date will be used for purposes of calculating the cash surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's general account. Cash value calculations will then proceed as described under "Determination Of Cash Value" on page 16.


The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.


CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM CHARGE

No premium charges will be deducted from premium payments made during the first policy year prior to their allocation to the selected Subaccounts or the Fixed Account. However, a charge equal to 2.5% of the premium will be deducted from each payment made after the first policy year prior to allocation among the selected Subaccounts to reimburse AVLIC for premium taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state.

Although no deduction for premium taxes is made from premiums paid during the first policy year, upon surrender, a portion of the cash surrender charge includes a charge for state premium taxes of no greater than 2.5% of the premiums paid. (See "Cash Surrender Charge," page 24). The charges for premium taxes represent an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions.

MONTHLY DEDUCTION


Charges will be deducted on each monthly activity date from the cash value of the Policy to compensate AVLIC for insurance provided. The monthly deduction includes: (a) the cost of insurance for the current policy month, plus (b) one-twelfth of any flat extra rating charge. The monthly deduction will be deducted as of the policy date and on each monthly activity date thereafter. It will be allocated among the Subaccounts or the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.


COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the cash value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration and risk class. The rate will vary if the Insured is a smoker or non-smoker or is considered a substandard risk classification and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday, risk class, and the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The cost of insurance rate, surrender charges and payment options for policies issued in Massachusetts, Montana and certain other states are on a sex neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier. The actual charges made during the Policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate, but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.

DAILY CHARGES AGAINST THE ACCOUNT

A Daily Charge will be deducted from the value of the net assets of the Account to compensate AVLIC for mortality and expense risks assumed and the administrative costs incurred in connection with the Policy. This daily charge from the Account will be at the rate of 0.003288 percent (equivalent to an annual rate of 1.20 percent) of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be
0.003288 percent multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

Of this Daily Charge, .002466 percent (equivalent to an annual rate of 0.90 percent) of the average daily net assets of the Account is deducted to compensate AVLIC for the mortality and expense risk assumed under the Policies. AVLIC believes that this level of charge is reasonable in relation to the risks assumed by AVLIC under the Policies. The mortality risk assumed by AVLIC is that Insureds' may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the Policies.

AVLIC also deducts .000822 percent (equivalent to an annual rate of 0.30 percent) of the average daily net assets of the Account on a daily basis to compensate it for administrative costs in connection with the Policy. AVLIC has primary responsibility for the administration of the Policy and the Account. AVLIC intends to administer the Policy itself through an arrangement whereby AVLIC may purchase some administrative services from Ameritas Life. The services in connection with the Policy involve issuance of the Policy, ordinary ongoing maintenance of the

Policy, and future changes in the Policy initiated by the Policyowner. Administrative expenses in connection with the issuance of the Policy are medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing policy records. Ongoing ordinary administrative expenses expected to be incurred in connection with a Policy include premium billing; recordkeeping; processing death benefit claims, cash surrenders, and policy changes; preparing and mailing reports; and overhead costs. Future changes in the Policy initiated by the Policyowner include changes in the death benefit option. Administrative costs for changing the death benefit option include the cost of processing applications and changing and establishing policy records. The Daily Charge is assessed throughout the life of the Policy. AVLIC does not expect to make a profit on the portion of the charge levied to cover administrative expenses.

TAXES. Currently, no charge will be made against the Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Account as a portion of the Daily Charge. (See Federal Tax Matters, page 27).



FUND INVESTMENT ADVISORY FEE AND EXPENSES

Because the Account purchases shares of the Funds, the net assets of the Account will reflect the investment advisory fees and other expenses incurred by the Funds. The investment advisers to the Funds will receive compensation with respect to the Funds' portfolios that they advise at a rate which varies by portfolio and the size of that portfolio. (See The Funds, page 8).

AVLIC may receive administrative fees from the investment advisers of certain funds.

CASH SURRENDER CHARGE

If a Policy is surrendered prior to the 7th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of the premiums actually paid during the first policy year, limited as shown in the policy schedule pages. Paying less premium in the first year generally will have the effect of reducing the cash surrender charge. However, depending upon the investment experience, if the Policyowner chooses to pay less premium in the first year, the cost of insurance charge may increase, the premium tax charge may be greater, the Policy Values may be reduced and there is an increased risk that the Policy will lapse. A portion of the cash surrender charge includes a charge to cover state premium taxes. The remainder of the charge is deducted to compensate AVLIC for the cost of distributing the Policy. The cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.

The sales load portion of the cash surrender charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early policy years and to recover amounts to pay such expenses over the life of the Policy. AVLIC anticipates that funds generated by the sales loads will not be sufficient to cover distribution expenses. To the extent that sales and distribution expenses exceed sales loads in any year, AVLIC will pay them from its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Account and the Policyowners.

AVLIC has voluntarily lowered its maximum surrender charge to 9%, which amount will be charged on surrenders during policy years one, two and three. The Policy provides that surrender charges may equal, respectively, 11.5%, 10.5% and 9.5% for the first three years. Thereafter, the cash surrender charge grades to 8.5% in year four, 7% in year five, 5% in year six, 2% in year seven and 0% after the seventh year. The charge allowed by the Policy is based on a 9% sales load and a 2.5% charge for premium tax. The sales load and premium tax components of the cash surrender charge grade down proportionately. There is no cash surrender charge assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of cash value. There is no additional cash surrender charge attributable to payments made after the first policy year. Because the cash surrender charge may be significant upon early surrender, prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.



TRANSFER CHARGE

A transfer charge of $10.00 may be imposed for each additional transfer among the Subaccounts or the Fixed Account after fifteen per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, it does not expect to make any profit from the transfer charge. This charge will be deducted from the amount transferred. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights. The amount of the transfer charge is guaranteed not to be increased.


PARTIAL WITHDRAWAL CHARGE

A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. The charge will be deducted from the amount of the withdrawal. The current charge made will be the lesser of 2% of the amount withdrawn or $25. This charge is guaranteed not to be more than the lesser of $50 or 2% of the amount withdrawn. AVLIC does not expect to make any profit from the partial withdrawal charge.



GENERAL PROVISIONS

THE CONTRACT

The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.


CONTROL OF POLICY

The  Policyowner  is  as  shown  in  the   application  or  subsequent   written
endorsement.  Subject  to the  rights  of any  irrevocable  beneficiary  and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.


BENEFICIARY

The Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.


CHANGE OF BENEFICIARY

The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.



CHANGE IN OWNER OR ASSIGNMENT

In order to change the owner of the Policy or assign policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.



PAYMENT OF PROCEEDS

The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any death benefit proceeds shall be paid in one sum to the designed beneficiary unless an optional method of payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the owner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the policy date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.


MISSTATEMENT OF AGE, SEX, OR SMOKING

If the age, sex, or smoking habits of the Insured have been misstated, the amount of the death benefit and cash values under the Policy will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates. The adjustment in the cash value will be the difference between the cost of insurance deductions that were made and those that should have been made.



SUICIDE

Suicide within two years of the policy date is not covered by the Policy, unless otherwise provided by state law. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received, less any partial withdrawals and any outstanding policy debt. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further, that suicide by an insane person is not a defense to the payment of Accidental Death Benefits unless the insane person intended suicide when the Insured applied for the Policy.



POSTPONEMENT OF PAYMENTS

Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever:
(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or, (iv) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.


ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER)

Upon satisfactory proof of terminal illness and after the two-year contestable period (no waiting period in certain states), AVLIC will accelerate the payment of up to 50% of the lowest scheduled death benefit as provided by eligible coverage, less an amount up to two guideline level premiums. Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates.

AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the insured or the Policyowner stating that the insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the policy was in force.

The accelerated benefit first will be used to repay an outstanding policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and surrenders. The accelerated benefit will be treated as a lien against the death benefit policy value and will thus reduce the proceeds payable on the death of the insured.

There is no extra premium for this rider. This rider is not available in all states.

EXTENDED MATURITY RIDER - This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Cash Surrender Value is greater than zero, the policy may remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the original Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. There may be tax consequences to the election of this rider.



REPORTS AND RECORDS

AVLIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current cash value, cash surrender value, death benefit, premiums paid, outstanding policy debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.



DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp., a wholly-owned subsidiary of Ameritas Life and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. Ameritas Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. Ameritas Investment Corp. offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.

The Policies are sold by individuals who are Registered Representatives of Ameritas Investment Corp. and who are licensed as life insurance agents for AVLIC. In addition, Ameritas Investment Corp. has entered into agreements with other registered broker/dealers to permit their Registered Representatives to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 5% of premiums paid in the first policy year. Further, Registered Representatives who meet certain production standards may receive additional compensation and managers receive override commission with respect to the policies.



FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy. This discussion is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the` Service'). No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Service. The following summary does not purport to be complete or to cover all situations.

Special rules not described in this Prospectus may be applicable in certain situations. Specifically, this discussion does not address tax provisions that may be applicable if the Policyowner is a corporation. Moreover, no attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Charge," page 22) laws.

Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased.


(a) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). At this time, since the Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a 'regulated investment company' under Subchapter M of the Code.

        Net investment income and realized net capital gains on the assets of the Account are reinvested and are taken into account in determining the death benefit and cash value of the Policy. As a result, such net investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. AVLIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

        AVLIC does not currently expect to incur any federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

        AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in various states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) MODIFIED ENDOWMENT CONTRACT. The Code (Section 7702A) also states that a Policy becomes a "modified endowment contract" if it does not meet a 7-pay premium test described in the section. Because this Policy is designed to operate generally as a single premium contract, it does not meet that test. While gains remaining in the Policy continue to be tax deferred, distributions such as partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy.

(c) TAX PENALTY ON EARLY WITHDRAWALS. A 10% penalty tax also applies to the taxable portion of any distribution such as prior to the Policyowner reaching age 59 1/2. The 10% penalty tax does not apply if the Policyowner is disabled as defined under the code or if the distribution is paid out in the form of a life annuity on the life of the Policyowner or the joint lives of the Policyowner and beneficiary.


(d) TAX STATUS OF THE POLICY. The Code (Section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the cash value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change from Option B to Option A, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the Section 7702 definitional limitations on premiums and cash values, the Policyowner must include in ordinary income (to the extent of any gain in the Policy)certain amounts prescribed in Section 7702 which are so distributed.


        The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be 'adequately diversified' in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Funds' assets may be invested. Although AVLIC does not control the Funds, it has entered into agreements regarding participation in the Funds, which require the Funds to be operated in compliance with the requirements prescribed by the Treasury. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.


        In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Owner from being considered the owner of the assets of the Separate Account.


        The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(e) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable under either death benefit option under the Policy will be excludable from the gross income of the beneficiary under
        Section 101(a)(1) of the Code, and the Policyowner will not be deemed to be in constructive receipt of the cash value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

        Loans received from a MEC will be considered distributions to the extent of any gain under the Policy. Generally, interest paid on any loan under a Policy owned by an individual will not be tax deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or is financially interested in the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to Policies covering such individual exceeds $50,000. Further, even as to interest on loans up to $50,000 per such individual, such interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance contract. Policyowners should consult a competent tax advisor as to whether the Policy would be so deemed. See "Tax Status of the Policy" above for a discussion of potential changes to the tax treatment of loans and withdrawals.

        The right to exchange the Policy for a non-variable life insurance policy (see Exchange Privilege, page 20), may have tax consequences and, the right to change owners (see General Provisions, page 25), and the provision for partial withdrawals (see Surrenders, page 18) will have tax consequences. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

        Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.



SAFEKEEPING OF THE ACCOUNT'S ASSETS

AVLIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.


VOTING RIGHTS

All of the assets held in the Subaccounts of the Account will be invested in shares of the corresponding portfolios of the Funds. AVLIC is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners. The number of votes for which each Policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the Funds. AVLIC will furnish Policyowners with the proper forms, materials and reports to enable them to give it these instructions.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's cash value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Funds in its own right.

Matters on which Policyowners may give voting instructions include the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the Investment Advisory Agreement for the Portfolio(s) of the Fund corresponding to the Policyowner's selected Subaccount; and

(4) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Policyowner's selected Subaccount(s).

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for a Fund, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.

STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Account and certifies their adequacy.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC* followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD & CHIEF EXECUTIVE OFFICER Director, Chairman of the Board, and Chief Executive Officer: ALIC**, First Ameritas Life Insurance Corp. of New York.; Director, Chairman of the Board, President, and Chief Executive Officer: Pathmark Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc.; Director and Chairman of the
Board: Veritas Corp., Ameritas Investment Corp., Ameritas Investment Advisors, Inc., FMA Realty Inc.; Director, Chairman, President, Chief Executive Officer:
Lincoln Gateway Shopping Center, Inc.; Director: Ameritas Bankers Assurance Company, Ameritas Managed Dental Plan, Inc.

KENNETH C.  LOUIS, DIRECTOR, PRESIDENT & CHIEF OPERATING OFFICER
President and Chief  Operating  Officer:  ALIC;  Director:  First  Ameritas Life
Insurance Corp. of New York, Ameritas Investment Advisors, Inc., Ameritas Investment Corp., Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc., FMA Realty, Inc., Lincoln Gateway Shopping Center, Inc., Pathmark Assurance Company, Ameritas Managed Dental Plan, Inc.

NORMAN M. KRIVOSHA, DIRECTOR, SECRETARY
Executive Vice President, Secretary & Corporate General Counsel: ALIC; Director,
Secretary: Ameritas Investment Advisors Inc., Ameritas Investment Corp., BLN Financial Services, Inc., Ameritas Bankers Assurance Company, Veritas Corp., Pathmark Assurance Company, Bankers Life Nebraska Company; Armenta Corp., FMA Realty, Inc.; Ameritas Managed Dental Plan, Inc.; Vice President, Secretary & General Counsel: First Ameritas Life Insurance Corp. of New York; Secretary:
Lincoln Gateway Shopping Center, Inc.

JON C. HEADRICK, TREASURER

Executive Vice President-Investments and Treasurer: ALIC; Treasurer to: Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, Pathmark Assurance Company, First Ameritas Life Insurance Corp. of New York, Ameritas Managed Dental Plan, Inc.; Director, Vice President and Treasurer to:
BLN Financial Services Inc.; Director, President and Treasurer: FMA Realty Inc., Armenta Corp.; Director and Treasurer: Ameritas Investment Corp.; Director, President and Chief Executive Officer: Ameritas Investment Advisors Inc.

JAMES R. HAIRE, DIRECTOR, VICE PRESIDENT
Senior  Vice  President-Corporate  Actuary  and  Strategic  Development:   ALIC;
Director: Pathmark Assurance Co.; Director and Vice President: First Ameritas Life Insurance Corp. of New York.

JOANN MARTIN, DIRECTOR,  CONTROLLER
Senior Vice President-Controller and Chief Financial Officer: ALIC; Director and Chief Financial Officer: Ameritas Managed Dental Plan, Inc.; Director: Ameritas Investment Advisors, Inc., Ameritas Investment Corp., BLN Financial Services, Inc., FMA Realty, Inc.; Controller to: Veritas Corp., Bankers Life Nebraska Company, Pathmark Assurance Company; Director, Controller: Lincoln Gateway Shopping Center Inc.; Director, Comptroller, Assistant Secretary: Ameritas Bankers Assurance Company; Vice President, Comptroller: First Ameritas Life Insurance Corp. of New York.


THOMAS D. HIGLEY, VICE PRESIDENT AND ACTUARY
Vice President - Individual Financial Operations and Actuarial, ALIC; Vice President and Actuary: First Ameritas Life Insurance Corp. of New York; Director, Vice President and Actuary, Ameritas Bankers Assurance Company.

WAYNE E. BREWSTER, VICE PRESIDENT-VARIABLE SALES
Vice President-Variable Sales: ALIC.

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY Vice President, Corporate Compliance & Assistant Secretary: ALIC; Ameritas Investment Advisors, Inc., Ameritas Investment Corp., First Ameritas Life Insurance Corp. of New York; Assistant Vice President & Assistant Secretary:
Bankers Life Nebraska Company, Pathmark Assurance Company.


* The principal business address of each person listed is Ameritas Variable Life Insurance Company, One Ameritas Way, 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

**      Ameritas Life Insurance Corp.
*** Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.



LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Director and Secretary of AVLIC.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Account.

EXPERTS


The financial statements of AVLIC as of December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995 and the financial statements of the Account as of December 31, 1995 and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

                          Independent Auditors' Report


Board of Directors
Ameritas Variable Life
 Insurance Company
Lincoln, Nebraska


   We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1995, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP


Lincoln, Nebraska
February 1, 1996


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1995

ASSETS

INVESTMENTS AT NET ASSET VALUE:
    Variable Insurance Products Fund:
       Money Market Portfolio - 5,613,527.070 shares at
        $1.00 per share (cost $5,613,527)                                           $      5,613,527
       Equity-Income Portfolio - 652,438.732 shares at
        $19.27 per share (cost $9,667,592)                                                12,572,494
       Growth Portfolio - 702,196.341 shares at
        $29.20 per share (cost $14,143,041)                                               20,504,133
       High Income Portfolio - 358,988.159 shares at
        $12.05 per share (cost $3,703,023)                                                 4,325,807
       Overseas Portfolio - 438,914.420 shares at
        $17.05 per share (cost $6,616,181)                                                 7,483,491
    Variable Insurance Products Fund II:
       Asset Manager Portfolio - 1,221,448.421 shares at
        $15.79 per share (cost $16,521,707)                                               19,286,671
       Investment Grade Bond Portfolio - 171,189.054 shares at
        $12.48 per share (cost $2,013,214)                                                 2,136,439
       Contrafund Portfolio - 9,382.665 shares at
        $13.78 per share (cost $129,565)                                                     129,293
       Index 500 Portfolio - 61.274 shares at
        $75.71 per share (cost $4,403)                                                         4,639
       Asset Manager: Growth Portfolio - 1,153.239 shares at
        $11.78 per share (cost $14,071)                                                       13,585
    Alger American Fund:
       Small Capitalization Portfolio - 263,321.551 shares at
        $39.41 per share (cost $8,012,444)                                                10,377,502
       Growth Portfolio - 150,146.226 shares at
        $31.16 per share (cost $3,672,555)                                                 4,678,557
       Income and Growth Portfolio - 51,644.863 shares at
        $17.79 per share (cost $790,984)                                                     918,762
       Midcap Growth Portfolio - 138,005.038 shares at
        $19.44 per share (cost $2,229,077)                                                 2,682,818
       Balanced Portfolio - 32,000.820 shares at
        $13.64 per share (cost $391,329)                                                     436,491
       Leveraged Allcap Portfolio - 5,780.602 shares at
        $17.43 per share (cost $99,893)                                                      100,756
    Dreyfus Stock Index Fund:
       Stock Index Fund Portfolio - 127,452.178 shares at
        $17.20 per share (cost $1,880,387)                                                 2,192,178
    MFS Variable Insurance Trust:
       Emerging Growth Series Portfolio -10,355.688 shares at
        $11.41 per share (cost $119,796)                                                     118,158
       World Governments Series Portfolio - 1,555.043 shares at
        $10.17 per share (cost $16,700)                                                       15,815
       Utilities Series Portfolio - 1,475.513 shares at
        $12.57 per share (cost $19,793)                                                       18,547
                                                                                     ---------------

    NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                  $     93,609,663
                                                                                     ===============


The accompanying notes are an integral part of these financial statements.




                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSET
                        FOR THE YEARS ENDED DECEMBER 31,




                                                           1995              1994                 1993
                                                       ------------     -------------        --------------
INVESTMENT INCOME
  Dividend distributions received                     $   1,293,935    $     799,210        $      499,740
EXPENSE
  Charges to policyowners for assuming
  mortality and expense risk (Note B)                       723,000          465,706               260,944
                                                        -----------      -----------           -----------
     INVESTMENT INCOME - NET                                570,935          333,504               238,796
                                                        -----------      -----------           -----------

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS - NET
  Capital gain distributions received                       403,845        1,403,280               292,625
  Unrealized increase/(decrease)                         14,755,373       (2,469,056)            3,683,814
                                                        -----------      ------------           ----------
     NET GAIN/(LOSS) ON INVESTMENTS                      15,159,218       (1,065,776)            3,976,439
                                                        -----------      ------------           ----------

     NET (DECREASE)/INCREASE IN NET
     ASSETS RESULTING FROM OPERATIONS                    15,730,153         (732,272)            4,215,235

NET INCREASE IN NET ASSETS RESULTING
  FROM PREMIUM PAYMENTS AND OTHER
  OPERATING TRANSFERS (Note B)                           19,763,147        21,904,104           14,840,992
                                                        -----------       -----------          -----------

     TOTAL INCREASE IN NET ASSETS                        35,493,300        21,171,832           19,056,227

NET ASSETS
  Beginning of period                                    58,116,363        36,944,531           17,888,304
                                                        -----------       -----------          -----------
  End of period                                        $ 93,609,663      $ 58,116,363         $ 36,944,531
                                                        ===========       ===========          ===========





The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995



A.   ORGANIZATION AND ACCOUNTING POLICIES:
     -------------------------------------

     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1995, there are twenty subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. One subaccount invests only in a corresponding Portfolio of Dreyfus Stock Index Fund which is a non-diversified open-end management investment company managed by Dreyfus Service Corporation. Three of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products.

     AVLIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life insurance policies. If, however, AVLIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

B.   POLICYHOLDER CHARGES:
     ---------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyholder, including the Fixed Account option which is not reflected in this separate account. The withdrawal of these charges are included as other operating transfers.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


C.   INFORMATION BY FUND:


                                                                 Variable Insurance Products Fund
                                  -------------------------------------------------------------------------------
                                       Money         Equity-                            High
                                       Market        Income            Growth          Income          Overseas
                                  --------------   ------------    -------------    ------------    -------------

Balance 12-31-94                 $    6,247,662   $  6,295,945    $  12,362,890    $   2,970,211   $   4,954,650
Distributed earnings                    330,031        558,647           71,777          214,996          39,788
Mortality risk charge                   (57,621)       (89,161)        (160,505)         (40,007)        (60,098)
Unrealized increase/(decrease)              ---      2,148,654        4,664,368          542,261         616,308
Net premium transferred                (906,545)     3,658,409        3,565,603          638,346       1,932,843
                                   -------------   ------------    -------------    -------------    ------------
Balance 12-31-95                 $    5,613,527   $ 12,572,494    $  20,504,133    $   4,325,807   $   7,483,491
                                   =============   ============    =============    =============    ============




                                                         Variable Insurance Products Fund  II
                                   ------------------------------------------------------------------------------
                                       Asset         Investment     Contrafund       Asset Mgr.:     Index 500
                                      Manager        Grade Bond         (1)          Growth (2)          (3)
                                   -------------   -------------   ------------   --------------    -------------
Balance 12-31-94                 $   16,158,059  $     907,159   $         ---   $           ---   $         ---
Distributed earnings                    346,679         34,269           1,284               564             ---
Mortality risk charge                  (164,848)       (13,893)           (119)              (25)             (7)
Unrealized increase/(decrease)        2,471,611        183,723            (273)             (486)            236
Net premium transferred                 475,170      1,025,181         128,401            13,532           4,410
                                   -------------    -----------    ------------    --------------    ------------
Balance 12-31-95                 $   19,286,671  $   2,136,439   $     129,293   $        13,585   $       4,639
                                   =============    ===========    ============    ==============    ============





                                                                      Alger American Fund
                             ------------------------------------------------------------------------------------
                                  Small                       Income and      Midcap                   Leveraged
                             Capitalization       Growth        Growth        Growth      Balanced      Allcap(4)
                             ---------------   ------------   -----------   -----------  -----------  -----------
Balance 12-31-94            $    4,264,367    $  2,012,571   $   307,350   $   545,887  $   126,178  $       ---
Distributed earnings                   ---          34,885         5,186           142        3,039          ---
Mortality risk charge              (67,150)        (32,981)       (5,765)      (14,362)      (2,251)         (57)
Unrealized increase/(decrease)   2,184,006         924,176       146,805       430,138       45,544          863
Net premium transferred          3,996,279       1,739,906       465,186     1,721,013      263,981       99,950
                              -------------    ------------   -----------   -----------  -----------  -----------
Balance 12-31-95            $   10,377,502    $  4,678,557   $   918,762   $ 2,682,818  $   436,491  $   100,756
                              =============    ============   ===========   ===========  ===========  ===========





                                       MFS Variable Insurance Trust              Dreyfus
                             ----------------------------------------------   -------------
                               Emerging        World (6)        Utilities         Stock
                               Growth(5)      Governments           (7)         Index Fund              TOTAL
                             -------------  ---------------   -------------   -------------       ---------------
Balance 12-31-94            $         ---  $           ---   $         ---  $      963,434       $   58,116,363
Distributed earnings                2,634            1,440           1,745          50,674            1,697,780
Mortality risk charge                (118)             (37)            (10)        (13,985)            (723,000)
Unrealized increase/(decrease)     (1,638)            (885)         (1,246)        401,208           14,755,373
Net premium transferred           117,280           15,297          18,058         790,847           19,763,147
                             -------------   --------------    ------------     -----------       ---------------
Balance 12-31-95            $     118,158  $        15,815   $      18,547    $  2,192,178       $   93,609,663
                             =============   ==============    ============     ===========       ===============



   (1) Commenced business 09/05/95.                      (5) Commenced business 09/12/95.
   (2) Commenced business 09/13/95.                      (6) Commenced business 09/13/95.
   (3) Commenced business 10/17/95.                      (7) Commenced business 10/18/95.
   (4) Commenced business 09/13/95.

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                SEPARATE ACCOUNT V
                                           NOTES TO FINANCIAL STATEMENTS
                                                 DECEMBER 31, 1995

C. INFORMATION BY FUND:

                                                             Alger American Fund
                                 --------------------------------------------------------------------------------
                                      Small                           Income          Midcap
                                 Capitalization      Growth         and Growth        Growth           Balanced
                                 ---------------  -------------   --------------   --------------   -------------
Balance 12-31-93                $     2,431,108  $     513,578   $      155,544   $      91,469   $      12,416
Distributed earnings                    197,447         56,309           12,250             805           1,173
Mortality risk charge                   (28,810)       (10,955)          (2,338)         (2,777)           (667)
Unrealized increase/(decrease)         (212,648)        11,388          (27,043)         15,802            (793)
Net premium transferred               1,877,270      1,442,251          168,937         440,588         114,049
                                 ---------------  -------------   --------------   -------------    -------------
Balance 12-31-94                $     4,264,367  $   2,012,571   $      307,350   $     545,887    $    126,178
                                 ===============  =============   ==============   =============    =============





                                                        Variable Insurance Products Fund
                                 --------------------------------------------------------------------------------
                                      Money          Equity-                            High
                                      Market         Income           Growth           Income          Overseas
                                 ---------------  -------------    -------------    -------------   -------------
Balance 12-31-93                $     3,302,391  $   4,081,214    $   8,666,232    $   2,112,409    $  2,627,460
Distributed earnings                    227,947        343,291          540,322          192,676          16,253
Mortality risk charge                   (53,086)       (50,692)         (97,597)         (24,422)        (41,486)
Unrealized increase/(decrease)              ---        (10,817)        (430,322)        (216,500)        (57,561)
Net premium transferred               2,770,410      1,932,949        3,684,255          906,048       2,409,984
                                  -------------   ------------     ------------     ------------     ------------
Balance 12-31-94                $     6,247,662  $   6,295,945     $ 12,362,890    $   2,970,211    $  4,954,650
                                  =============   ============      ===========     ============     ============




                                       Variable Insurance
                                        Products Fund II            Dreyfus
                                 -----------------------------   -------------
                                     Asset         Investment        Stock
                                     Manager       Grade Bond     Index Fund                            TOTAL
                                 --------------   ------------   -------------                      -------------
Balance 12-31-93                $   11,412,386   $ 1,069,216    $    469,108                       $  36,944,531
Distributed earnings                   589,342         2,944          21,731                           2,202,490
Mortality risk charge                (133,984)       (12,468)         (6,424)                           (465,706)
Unrealized increase/(decrease)     (1,465,271)       (53,875)        (21,416)                         (2,469,056)
Net premium transferred             5,755,586        (98,658)        500,435                          21,904,104
                                 -------------    -------------   ------------                      -------------
Balance 12-31-94                $  16,158,059    $   907,159    $    963,434                       $  58,116,363
                                 =============    =============   ============                      =============

                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                SEPARATE ACCOUNT V
                                           NOTES TO FINANCIAL STATEMENTS
                                                 DECEMBER 31, 1995

C. INFORMATION BY FUND:
                                                             Alger American Fund
                                 --------------------------------------------------------------------------------
                                      Small                           Income          Midcap
                                 Capitalization      Growth         and Growth        Growth (1)     Balanced (2)
                                 ---------------  -------------   --------------   --------------   -------------
Balance 12-31-92                $       596,677  $      56,046   $       37,708   $          ---   $         ---
Distributed earnings                        ---            189              218              922             ---
Mortality risk charge                   (12,717)        (2,485)            (775)            (191)            (42)
Unrealized increase/(decrease)          298,611         64,901            6,462            7,801             411
Net premium transferred               1,548,537        394,927          111,931           82,937          12,047
                                 ---------------  -------------    -------------   --------------    ------------
Balance 12-31-93                $     2,431,108  $     513,578   $      155,544  $        91,469    $     12,416
                                 ===============  =============   ==============    ============     ============




                                                        Variable Insurance Products Fund
                                 --------------------------------------------------------------------------------
                                      Money          Equity-                            High
                                      Market         Income           Growth           Income          Overseas
                                 ---------------  -------------    -------------    -------------   -------------
Balance 12-31-92                $    2,600,260   $   2,476,762    $   5,152,469    $     857,133    $    586,673
Distributed earnings                    84,138          89,586          125,620           82,061          15,219
Mortality risk charge                  (26,767)        (33,306)         (67,253)         (17,034)        (13,317)
Unrealized increase/(decrease)             ---         430,027        1,063,056          215,584         333,367
Net premium transferred                644,760       1,118,145        2,392,340          974,665       1,705,518
                                 --------------  --------------     ------------      -----------     -----------
Balance 12-31-93                $    3,302,391  $    4,081,214    $   8,666,232     $  2,112,409    $  2,627,460
                                 ==============  ==============     ============      ===========     ===========




                                       Variable Insurance
                                        Products Fund II            Dreyfus
                                 -----------------------------   -------------
                                     Asset         Investment        Stock
                                     Manager       Grade Bond     Index Fund                            TOTAL
                                 --------------   ------------   -------------                      -------------
Balance 12-31-92                $   4,852,263    $    510,803   $    161,510                       $  17,888,304
Distributed earnings                  237,544          60,677         96,191                             792,365
Mortality risk charge                 (74,672)         (9,236)        (3,149)                           (260,944)
Unrealized increase/(decrease)      1,317,267          15,527        (69,200)                          3,683,814
Net premium transferred             5,079,984         491,445        283,756                          14,840,992
                                 -------------    ------------    ------------                      -------------
Balance 12-31-93                $  11,412,386   $   1,069,216   $    469,108                      $   36,944,531
                                 =============    ============    ============                      =============





   (1) Commenced business 06/17/93.
   (2) Commenced business 06/28/93.

                          Independent Auditors' Report



Board of Directors
Ameritas Variable Life
  Insurance Company
Lincoln, Nebraska



   We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1995 and 1994, and the related statements of operations, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with statutory accounting principles which are considered generally accepted accounting principles for mutual life insurance companies and their insurance subsidiaries.

As discussed in Note A to the financial statements, effective December 31, 1995, the Company changed a reserving practice.

DELOITTE & TOUCHE LLP


Lincoln, Nebraska
February 1, 1996


                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                  BALANCE SHEETS
                                           (in thousands, except shares)


                                                                                           December 31,
                                                                                    ---------------------------
                                                                                        1995           1994
                                                                                    ------------   ------------
                       ASSETS
    Investments:
       Bonds, at amortized cost ( fair value of $40,344
          and $34,021) (Note C)                                                     $    38,753   $     34,607
       Short-term investments                                                             4,289          7,714
       Loans on life insurance policies                                                   2,639          1,597
                                                                                    -------------  -------------

          Total investments                                                              45,681         43,918

    Cash                                                                                  1,371            431
    Accrued investment income                                                               790            774
    Reinsurance recoverable - affiliates  (Note E)                                           57            467
    Other assets                                                                             76            129
    Separate Accounts  (Note F)                                                         682,482        462,886
                                                                                    -------------   ------------

                                                                                   $    730,457   $    508,605
                                                                                    =============   ============


LIABILITIES AND STOCKHOLDER'S EQUITY

    LIABILITIES:

    Life and annuity reserves                                                      $     28,740   $     30,578
    Funds left on deposit with the company                                                   87            142
    Interest maintenance reserve                                                             41             36
    Accounts payables - affiliates  (Note E)                                              1,926            884
    Income tax payable-affiliates                                                         1,221             36
    Accrued professional fees                                                                20             11
    Sundry current liabilities -
          Cash with applications                                                          1,305            562
          Other                                                                             662            692
    Valuation reserve                                                                       193            163
    Separate Accounts  (Note F)                                                         682,482        462,886
                                                                                    -------------    -----------
                                                                                        716,677        495,990
                                                                                    -------------    -----------


   STOCKHOLDER'S EQUITY:

    Common stock, par value $100 per share;                                               4,000          4,000
       authorized 50,000 shares, issued and
       outstanding 40,000 shares
    Additional paid-in capital                                                           29,700         29,700
    Deficit                                                                             (19,920)       (21,085)
                                                                                    -------------    -----------

                                                                                         13,780         12,615
                                                                                    -------------    -----------

                                                                                   $    730,457    $   508,605
                                                                                     ============    ===========




The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                            STATEMENTS OF OPERATIONS
                                 (in thousands)





                                                                           Year Ended December 31,
                                                           --------------------------------------------------------
                                                                1995                 1994                 1993

                                                           --------------       ---------------     ---------------
INCOME:
    Premium income                                        $    158,436       $      174,085      $      155,166
    Less reinsurance:  (Note E)
       Yearly renewable term                                    (5,110)              (1,333)               (843)
                                                          --------------       ---------------     ---------------
       Net premium income                                      153,326              172,752             154,323
    Miscellaneous insurance income                               4,482                1,398                 459
    Net investment income (Note D)                               3,507                3,050               2,897
                                                           --------------       ---------------     ---------------

                                                               161,315              177,200             157,679
                                                           --------------       ---------------     ---------------

EXPENSES:

    Increase (decrease) in reserves                               (296)                (637)              1,717
    Benefits to policyowners                                    31,094               19,012               8,128
    Commissions                                                 14,813               15,799              13,080
    General insurance expenses (Note E)                          6,641                6,403               4,216
    Taxes, licenses and fees                                     1,275                1,183                 829
    Net premium transferred to
    Separate Accounts (Note F)                                 106,053              139,974             136,451
                                                            -------------       ---------------     ---------------

                                                               159,580              181,734             164,421
                                                            -------------       ---------------     ---------------
Income(loss) before income taxes
    and realized capital gains                                   1,735               (4,534)             (6,742)


Income taxes (benefit)-current                                   1,752                 (611)             (1,501)
                                                           --------------       ---------------     ---------------

(Loss) before realized capital gains                               (17)              (3,923)             (5,241)

Realized capital  gains(losses) (net of tax
  of $12, $11 and $19 and $18, $12 and
  $32 transfers to interest maintenance
  reserve for 1995, 1994 and 1993,
  respectively)                                                     (2)                  (2)                  1
                                                           --------------       ---------------     ---------------

Net (loss)                                               $         (19)       $      (3,925)      $      (5,240)
                                                           ==============       ===============     ===============







The accompanying notes are an integral part of these financial statements.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                          (in thousands, except shares)



                                                                      Additional
                                              Common Stock             Paid in
                                         Shares         Amount         Capital        Deficit          Total
                                      ------------    -----------   -------------   ------------   -------------

BALANCE, January 1, 1993                   40,000    $     4,000   $      18,200   $   (11,793)   $     10,407

    Transfer to valuation reserve               -              -               -           (62)            (62)

    Capital contribution from
       Ameritas Life Insurance Corp.            -              -           5,500             -           5,500

    Net (loss)                                  -              -               -        (5,240)         (5,240)
                                      ------------    -----------   -------------   ------------    ------------

BALANCE, December 31, 1993                 40,000          4,000          23,700       (17,095)         10,605

    Increase in non-admitted assets                                                         (2)             (2)

    Transfer to valuation reserve               -              -               -           (63)            (63)

    Capital contribution from
       Ameritas Life Insurance Corp.            -              -           6,000              -          6,000

    Net (loss)                                  -              -               -        (3,925)         (3,925)
                                      ------------   ------------   -------------   ------------    ------------

BALANCE, December 31, 1994                 40,000          4,000          29,700       (21,085)         12,615

    Decrease in non-admitted assets             -              -               -             5               5

    Transfer to valuation reserve               -              -               -           (30)            (30)

    Release of reserves (Note A)                -              -               -         1,618           1,618

    Settlement/intercompany taxes               -              -               -          (409)           (409)

    Net (loss)                                  -              -               -           (19)            (19)
                                      -----------     -----------   -------------   ------------    ------------
BALANCE, December 31, 1995                 40,000    $     4,000   $      29,700   $    (19,920)   $     13,780
                                      ===========     ===========   =============   ============    ============






The accompanying notes are an integral part of these financial statements.



                                     AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                             STATEMENTS OF CASH FLOWS
                                                  (in thousands)




                                                                          Year Ended December 31,
                                                          ---------------------------------------------------------
                                                               1995                 1994                1993
                                                          --------------       ---------------    -----------------
OPERATING ACTIVITIES:
    Net premium income received                          $     153,867        $      172,701     $        154,408
    Miscellaneous insurance income                               4,201                 1,398                  459
    Net investment income received                               3,405                 2,899                2,848
    Net premium transferred to Separate Accounts              (105,654)             (140,161)            (136,451)
    Benefits paid to policyowners                              (31,200)              (18,944)              (8,207)
    Commissions                                                (12,343)              (15,799)             (13,080)
    Expenses and taxes                                         (10,664)               (7,547)              (4,939)
    Net increase in policy loans                                (1,041)                 (576)                (592)
    Income taxes                                                  (987)                  527                1,630
    Other operating income and disbursements                     1,978                (2,222)                 270
                                                          --------------       ---------------    -----------------

    Net cash provided by (used in) operating activities          1,562                (7,724)              (3,654)
                                                          --------------       ---------------    -----------------

INVESTING ACTIVITIES:
    Maturity of bonds                                            3,713                 5,108                8,266
    Purchase of investments                                     (7,760)              (15,673)              (1,460)
                                                          --------------       ---------------    -----------------

Net cash (used in) provided by investing activities             (4,047)              (10,565)               6,806
                                                          --------------       ---------------    -----------------

FINANCING ACTIVITIES:
    Capital contribution                                             -                 6,000                5,500
                                                          --------------       ---------------    -----------------

NET (DECREASE) INCREASE IN CASH AND
    SHORT TERM INVESTMENTS                                      (2,485)              (12,289)               8,652

CASH AND SHORT TERM INVESTMENTS -
    BEGINNING OF PERIOD                                          8,145                20,434               11,782
                                                          --------------       ---------------    -----------------

CASH AND SHORT TERM INVESTMENTS -
    END OF PERIOD                                       $        5,660        $        8,145     $         20,434
                                                          ==============       ===============    =================







The accompanying notes are an integral part of these financial statements.

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



A.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ---------------------------------------------------------------------

    Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, is a wholly-owned subsidiary of Ameritas Life Insurance Corp.(ALIC), a mutual life insurance company. The Company began issuing variable life insurance and variable annuity policies in 1987. The variable life and variable annuity policies are not participating with respect to dividends.

    The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices will no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The principal accounting and reporting practices followed are:

    INVESTMENTS - Bonds and short-term investments earning interest are carried at amortized cost which, for short-term investments, approximates market. Separate account assets are carried at market. Realized gains and losses are determined on the basis of specific identification.

    ACQUISITION COSTS - Commissions, reinsurance ceded allowances, underwriting and other costs of issuing new policies as well as maintenance and settlement costs are reported as costs of insurance operations in the period incurred.

    PREMIUMS - Premiums are reported as income when collected over the premium paying periods of the policies. Premium income consists of:


                                         Year Ended December 31,
                           --------------------------------------------------
                                1995              1994               1993
                           --------------    --------------    --------------
         Life             $      32,020     $      31,980     $       20,591
         Annuity                126,416           142,105            134,575
                           --------------    --------------    --------------
                          $     158,436     $     174,085     $      155,166
                           ==============    ==============    ==============

    POLICY RESERVES - Generally, reserves for variable life and annuity policies are established and maintained on the basis of each policyholder's interest in the account values of Separate Accounts V and VA-2. However, reserves established for certain annuity products are determined on the basis of the Commissioner's Annuity Reserve Valuation Method (CARVM) reserving method which approximates surrender values. The account values are net of applicable cost of insurance and other expense charges. The cost of insurance has been developed by actuarial methods. The Company uses the mortality rates from the Commissioners 1980 Standard Ordinary Smoker and Non- Smoker, Male and Female Mortality Tables in computing minimum values and reserves. Policy reserves are also provided for amounts held in the general accounts consistent with requirements of the Nebraska Department of Insurance.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)




A.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
    ---------------------------------------------------------------------
    (Continued)
    -----------

    INTEREST MAINTENANCE RESERVE - The interest maintenance reserve is calculated based on the prescribed methods developed by the NAIC. This reserve is used to accumulate realized gains and losses resulting from interest rate changes on fixed income investments. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment.

    VALUATION RESERVE - Valuation reserves are a required appropriation of Stockholder's Equity to provide for possible losses that may occur on certain investments held by the Company. The appropriation (Asset Valuation Reserve) is based on the holdings of bonds, stocks, mortgages, real estate and short-term investments. Realized and unrealized gains and losses, other than those resulting from interest rate changes, are added or charged to the reserve (subject to certain maximums).

    INCOME TAXES - The Company files a consolidated life/non-life tax return with Ameritas Life Insurance Corp. and its subsidiaries. An agreement among the members of the consolidated group provides for distribution of consolidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis. As a result of differences in accounting between book and tax purposes for certain items, primarily deferred acquisition costs and certain reserve calculations, taxes are provided in excess of the 35% statutory corporate rate.

    CHANGE IN ACCOUNTING - Effective December 31, 1995 the Company released the voluntary mortality fluctuation reserve through a credit to stockholder's equity. The increase in reserve included in the statements of operations for the years ended 1995, 1994 and 1993 were $659, $421 and $135, respectively.


B.  FINANCIAL INSTRUMENTS:
    ----------------------

    The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

    Bonds
    For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, fair value has been determined using an interest rate spread matrix based upon quality, weighted average maturity, and Treasury yields.

    Short-term Investments
    The carrying amount approximates fair value because of the short maturity of these instruments.

    Loans on Life Insurance Policies
    Fair values for policy loans are estimated using discounted cash flow analyses at interest rates currently offered for similar loans. Policy loans with similar characteristics are aggregated for purposes of the calculations.

    Cash
    The carrying amounts reported in the balance sheet equals fair value.

    Accrued Investment Income
    Fair value on accrued investment income equals book value.

    Funds left on Deposit
    Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



B.  FINANCIAL INSTRUMENTS: (Continued)
    ----------------------------------

    The estimated fair values, as of December 31, 1995 and 1994, of the Company's financial instruments are as follows:


                                                             1995                                 1994
                                                ---------------------------------   --------------------------------
                                                    Carrying            Fair           Carrying           Fair
                                                     Amount             Value           Amount            Value
                                                ---------------    --------------   ---------------  ---------------
  Financial Assets:
    Bonds                                      $      38,753      $      40,344     $     34,607    $     34,021
    Short-term investments                             4,289              4,289            7,714           7,714
    Loans on life insurance policies                   2,639              2,346            1,597           1,190
    Cash                                               1,371              1,371              431             431
    Accrued investment income                            790                790              774             774

  Financial Liabilities:
    Funds left on deposit                                 87                 87              142             142

       These fair values do not necessarily  represent the value for which the financial instrument could be sold.

C. BONDS:
   ------
    The table below provides additional information relating to bonds held by the Company as of December 31, 1995:

                                                                                   Gross           Gross
                                                  Amortized          Fair        Unrealized      Unrealized     Carrying
                                                    Cost             Value         Gains           Losses         Value
                                                --------------   -------------  ------------   -------------  -------------

    LONG TERM BONDS:
    Corporate-U.S.                             $      20,667    $     21,597   $       930    $         -    $     20,667
    Mortgage-Backed                                    3,628           3,742           114              -           3,628
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                         14,458          15,005           551              4          14,458
                                                --------------   -------------  ------------   -------------   ------------
                                               $      38,753    $     40,344   $       1,595            4     $    38,753
                                                ==============   =============  ============   =============   ============



    The comparative data as of December 31, 1994 is summarized as follows:

                                                                                   Gross           Gross
                                                  Amortized          Fair        Unrealized      Unrealized     Carrying
                                                    Cost             Value         Gains           Losses         Value
                                                --------------   -------------  ------------   -------------  -------------
    LONG TERM BONDS:
    Corporate-U.S.                             $      19,634    $     19,396   $       160    $       398    $     19,634
    Corporate-Foreign                                  1,000           1,008             8              -           1,000
    Mortgage-Backed                                    1,149           1,184            35              -           1,149
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies                         12,824          12,433            47            438          12,824
                                                --------------   -------------  ------------   -------------  -------------
                                               $      34,607    $     34,021   $       250    $       836    $     34,607
                                                ==============   =============  ============   =============  =============

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



C. BONDS: (Continued)
   ------------------

    The carrying value and fair value of bonds at December 31, 1995 by contractual maturity are shown below:

                                                    Fair            Carrying
                                                    Value            Value
                                              ---------------   ----------------
    Due in one year or less                  $      10,731     $       10,429
    Due after one year through five years           25,368             24,200
    Due after five years through ten years             503                496
    Due after ten years                                  -                  -
    Mortgage-Backed Securities                       3,742              3,628
                                              ---------------   ----------------
                                             $      40,344     $       38,753
                                              ===============   ================


    Investments in securities of one issuer other than United States  Government
    and  United   States   Government   Agencies   which  exceed  10%  of  total
    stockholder's equity as of December 31, 1995 are as follows:



    Included in Bonds:                                 Carrying
                 ISSUER                                  Value
                 ------                             --------------

   Leggett & Platt Inc Medium Term Notes           $       1,500
    Sears, Roebuck & Co                                    1,499

       Included in Short-Term Investments:
                 ISSUER
                 ------
    GTE Northwest Inc Discount Note                $       1,500
    Goldman Sachs Money Market Treasury Obligations        1,539


    Investments in securities of one issuer other than United States  Government
    and  United   States   Government   Agencies   which  exceed  10%  of  total
    stockholder's equity as of December 31, 1994 are as follows:

    Included in Bonds:                                  Carrying
                 ISSUER                                   Value
                 ------                               -------------
    Leggett & Platt Inc Medium Term Notes          $       1,500
    Sears, Roebuck & Co                                    1,499

       Included in Short-Term Investments:
                 ISSUER
                 ------
    GTE Northwest Inc Discount Note                $       1,397
    Potomac Electric Power Co Disc Note                    1,499
    AT&T Corp Disc Note                                    1,299
    Cargill Inc Disc Note                                  1,496

At December 31, 1995, the Company had securities with a market value of $3,356 on deposit with various State Insurance Departments.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



D. INVESTMENT INCOME:
   ------------------

   Net investment income for the years ended December 31, 1995, 1994 and 1993 is comprised as follows:

                                                                            Year Ended December 31,
                                                               --------------------------------------------------
                                                                    1995              1994             1993
                                                               ---------------  ---------------  ----------------
    Bonds                                                     $      2,819     $     2,410      $        2,384
    Short-term investments                                             597             609                 529
    IMR amortization                                                    15               5                   1
    Loans on life insurance policies                                   128              82                  39
                                                               ---------------  ----------------  ---------------
                               Gross investment income               3,559           3,106               2,953
    Less investment expenses                                            52              56                  56
                                                               ---------------  ----------------  ---------------

                               Net investment income          $      3,507     $     3,050       $       2,897
                                                               ===============  ================  ===============




E.  RELATED PARTY TRANSACTIONS:
    ---------------------------

    Ameritas Life Insurance Corp. provides technical, financial and legal support to the Company under an administrative service agreement. The cost of these services to the Company for years ended December 31, 1995, 1994 and 1993 was $4,858, $4,029 and $1,915, respectively. The Company also leases office space and furniture and equipment from Ameritas Life Insurance Corp. The cost of these leases to the Company for the years ended December 31, 1995, 1994 and 1993 was $37, $40 and $54, respectively.

    Under the terms of an investment advisory agreement, the Company paid $44, $43 and $44 for the years ended December 31, 1995, 1994 and 1993 to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.

    The Company entered into a reinsurance agreement (yearly renewable term) with Ameritas Life Insurance Corp. Under this agreement, Ameritas Life Insurance Corp. assumes life insurance risk in excess of the Company's $50 retention limit. The Company recorded $5,085 of gross reinsurance premiums for the year ended December 31, 1995 which includes reinsurance ceded commission allowances of $2,805 resulting in net reinsurance ceded premiums of $2,280. In 1994 and 1993 the Company reported reinsurance ceded premiums net of reinsurance ceded commission allowances. The Company paid $1,333 and $843 of net reinsurance premiums for the years ended December 31, 1994 and 1993, respectively.

    The Company has entered into a guarantee agreement with Ameritas Life Insurance Corp., whereby, Ameritas Life Insurance Corp. guarantees the full, complete and absolute performance of all duties and obligations of the Company.

    The Company's products are distributed through Ameritas Investment Corp., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp. The Company received $192, $272 and $23 for the years ended December 31, 1995, 1994 and 1993, respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $14,028, $15,223 and $12,621 for the years ended December 31, 1995, 1994 and 1993, respectively.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
                                 (in thousands)



F.  SEPARATE ACCOUNTS:
    ------------------

    The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both Separate Accounts are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

    Amounts in the Separate Accounts are:


                                                 December 31,
                                         ---------------------------
                                             1995           1994
                                         ------------   ------------
    Separate Account V                  $     93,610   $     58,117
    Separate Account VA-2                    588,872        404,769
                                         ------------   ------------
                                        $    682,482   $    462,886
                                         ============   ============



    The assets of Account V are invested in shares of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and MFS Variable Insurance Trust. Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

    The Variable Insurance Products Fund and the Variable Insurance Products Fund II are managed by Fidelity Management and Research Company. Variable Insurance Products Fund has five portfolios: the Money Market Portfolio, the High Income Portfolio, the Equity Income Portfolio, the Growth Portfolio and the Overseas Portfolio. The Variable Insurance Fund II has five portfolios: the Investment Grade Bond Portfolio, Asset Manager Portfolio, Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio( effective September 15, 1995) and the Index 500 Portfolio (September 21,
    1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio (effective June 17,
    1993), Balanced Portfolio (effective June 28, 1993) and the Leveraged Allcap Portfolio (effective August 30, 1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has three portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995) and the Utilities Portfolio (effective September 18, 1995)

    Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, Dreyfus Stock Index Fund and the MFS Variable Insurance Trust with the same portfolios as described above.

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                                 (in thousands)




G.  BENEFIT PLANS:
    --------------

    The Company is included in the noncontributory defined-benefit pension plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1995. Total Company contributions for the years ended December 31, 1994 and 1993 were $47 and $51, respectively.

    The Company's employees also participate in a defined contribution thrift plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. The Company had no full time employees during 1995. Total Company contributions for the years ended December 31, 1994 and 1993 were $20 and $22, respectively.

    The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of Ameritas Life Insurance Corp. and its subsidiaries. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. The assets and liabilities of this plan are not segregated. The Company had no full time employees during 1995. Total Company contributions for the years ended December 31, 1994 and 1993 were $7 and $2, respectively.

    Expenses for the defined benefit pension plan and postretirement group medical plan are allocated to the Company based on a percentage of payroll.


H.  REGULATORY MATTERS:
    -------------------

    Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. No dividends are to be paid in 1996 without approval of the Insurance Department.

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 61 through 64 illustrate a Policy issued to a male, age 35, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.


The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 61 and 63 are based on the current cost of insurance rates, current expense deductions and the maximum percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 62 and 64 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily management fee paid by each portfolio available for investment (the equivalent to an annual rate of
 .63% of the aggregate average daily net assets of the Fund), the other expenses incurred by the Fund (0.19%), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative costs (which is equivalent to a charge at an annual rate of 1.20% of the average net assets of the Subaccounts) After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, correspond to approximate net annual rates of -2.02%, 3.98%, 9.98% respectively.

The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of 1.00% for the High Income, Contrafund and Asset Manager: Growth Portfolios, 1.50% for the Equity-Income, Growth and Overseas Portfolios, .80% for the Investment Grade Bond Portfolio, .28% for the Index 500 Portfolio, 1.25% for the Asset Manager Portfolio, 1.25% for the Alger American Income and Growth and
Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged AllCap, and Alger American Growth Portfolios, 1.00% for the MFS Emerging Growth, MFS
Utilities,  and MFS World  Governments  Portfolios  of daily net  assets.  These agreements are expected to continue in future years. As long as this reimbursement continues for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolios expense ratio and increasing its total return.


The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 27).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.


ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                          Standard Underwriting Class

                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: A

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                                Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                    Death Benefit (1)(2)
                                      -----------------------------------------  ------------------------------------------
                 Premiums                  Assuming Hypothetical Gross                  Assuming Hypothetical Gross
End Of          Accumulated              Annual Investment Rate of Return Of:       Annual Investment Rate of Return Of:
Policy        At 5% Interest            0% Gross     6% Gross     12% Gross          0% Gross    6% Gross   12% Gross
 Year            Per Year             (-2.02% net)  (3.98% net)   (9.98% net)     (-2.02% net) (3.98% net) (9.98% net)
--------  --------------------    ---------------------------------------------  ------------------------------------------
  1               10500                   8821         9419         10017            55620         55620      55620
  2               11025                   8544         9748         11025            55620         55620      55620
  3               11576                   8267        10086         12130            55620         55620      55620
  4               12155                   8040        10483         13392            55620         55620      55620
  5               12762                   7911        10988         14872            55620         55620      55620
  6               13400                   7830        11551         16532            55620         55620      55620
  7               14071                   7846        12221         18434            55620         55620      55620
  8               14774                   7758        12799         20393            55620         55620      55620
  9               15513                   7465        13184         22325            55620         55620      55620
 10               16288                   7168        13577         24449            55620         55620      55620

 15               20789                   5554        15624         38617            55620         55620      73758
 20               26532                   3581        17735         61008            55620         55620      95783


Ages
 60               33863                    935        19736        96629             55620         55620     129482
 65               43219                      0*       21653       153586                 0*        55620     187376
 70               55160                      0*       22854       244202                 0*        55620     283274
 75               70399                      0*       22080       389470                 0*        55620     416732



* In the absence of an additional premium, the Policy would lapse.

1) Assumes a minimum first year premium of $10,000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST RATES AND RATES OF
INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT
FROM THOSE SHOWN IF THE ACTUAL  RATES OF RETURN  AVERAGED 0%, 6%, AND 12% OVER A
PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR
INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS
THAT  THESE  HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED  FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.


ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                          Standard Underwriting Class


                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: A


                                  USING MAXIMUM ALLOWABLE COST OF INSURANCE RATES


                                                Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                    Death Benefit (1)(2)
                                      -----------------------------------------  ------------------------------------------
                 Premiums                  Assuming Hypothetical Gross                  Assuming Hypothetical Gross
End Of          Accumulated              Annual Investment Rate of Return Of:       Annual Investment Rate of Return Of:
Policy        At 5% Interest            0% Gross     6% Gross     12% Gross          0% Gross    6% Gross  12% Gross
 Year            Per Year             (-2.02% net)  (3.98% net)   (9.98% net)     (-2.02% net) (3.98% net)(9.98% net)
--------  --------------------    ---------------------------------------------  ------------------------------------------
  1               10500                   8571         9169           9767           55620         55620      55620
  2               11025                   8394         9598          10875           55620         55620      55620
  3               11576                   8217        10036          12080           55620         55620      55620
  4               12155                   8040        10483          13392           55620         55620      55620
  5               12762                   7911        10988          14872           55620         55620      55620
  6               13400                   7830        11551          16532           55620         55620      55620
  7               14071                   7846        12221          18434           55620         55620      55620
  8               14774                   7758        12799          20393           55620         55620      55620
  9               15513                   7465        13184          22325           55620         55620      55620
 10               16288                   7168        13577          24449           55620         55620      55620

 15               20789                   5554        15624          38617           55620         55620      73758
 20               26532                   3570        17727          61001           55620         55620      95773

Ages
 60               33863                    782        19614          96527           55620         55620     129346
 65               43219                      0*       20820         152907               0*        55620     186547
 70               55160                      0*       20329         242035               0*        55620     280761
 75               70399                      0*       15907         384716               0*        55620     411646

* In the absence of an additional premium, the Policy would lapse.

1)  Assumes a minimum  first  year  premium  of $10,000 is paid at issue with no additional premium payment.
Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.  Should a policy lapse with loans  outstanding the portion of the loans  attributable to earnings will become taxable.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST RATES AND RATES OF
INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT
FROM THOSE SHOWN IF THE ACTUAL  RATES OF RETURN  AVERAGED 0%, 6%, AND 12% OVER A
PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR
INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS
THAT THESE  HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED FOR ANY ONE YEAR OR
SUSTAINED OVER ANY PERIOD OF TIME.


ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                          Standard Underwriting Class


                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: B

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                                Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                    Death Benefit (1)(2)
                                      -----------------------------------------  ------------------------------------------
                 Premiums                  Assuming Hypothetical Gross                  Assuming Hypothetical Gross
End Of          Accumulated              Annual Investment Rate of Return Of:       Annual Investment Rate of Return Of:
Policy        At 5% Interest            0% Gross     6% Gross     12% Gross          0% Gross    6% Gross  12% Gross
 Year            Per Year             (-2.02% net)  (3.98% net)   (9.98% net)     (-2.02% net) (3.98% net) (9.98% net)
--------  --------------------    ---------------------------------------------  ------------------------------------------
  1               10500                    8804        9402         10000            65325          65922      66520
  2               11025                    8510        9712         10985            65031          66232      67506
  3               11576                    8217       10028         12063            64737          66548      68583
  4               12155                    7972       10400         13291            64443          66870      69761
  5               12762                    7826       10876         14729            64146          67197      71049
  6               13400                    7727       11408         16336            63848          67528      72457
  7               14071                    7724       12042         18175            63545          67862      73995
  8               14774                    7618       12579         20056            63239          68200      75677
  9               15513                    7306       12918         21894            62927          68539      77514
 10               16288                    6989       13259         23903            62610          68879      79523

 15               20789                    5272       14928         37122            60893          70548      92743
 20               26532                    3193       16354         57743            58814          71974     113364

Ages
 60               33863                     477       17131         89932            56098          72751     145553
 65               43219                       0*      17099        140794                0*         72719     196414
 70               55160                       0*      14964        220820                0*         70585     276441
 75               70399                       0*       8450        346687                0*         64070     402307



* In the absence of an additional premium, the Policy would lapse.

1)  Assumes a minimum first year  premium  of $10,000 is paid at issue with no dditional premium payment. Values would be different if premiums are paid with different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may ause this policy to lapse because of insufficient cash value.  Should a policy lapse with loans  outstanding the portion of the loans  attributable to earnings will become taxable.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST RATES AND
RATES OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL  RATES OF
RETURN  AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE  HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Single Endowment at Age 95
Male Issue Age: 35                                  Non-Smoker                          Standard Underwriting Class


                                        MINIMUM FIRST YEAR PREMIUM: $10,000
                                         INITIAL SPECIFIED AMOUNT: $55,593
                                              DEATH BENEFIT OPTION: B



                           USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                                                Cash Value Less Any
                                            Cash Surrender Charge (1)(2)                    Death Benefit (1)(2)
                                      -----------------------------------------  ------------------------------------------
                 Premiums                  Assuming Hypothetical Gross                  Assuming Hypothetical Gross
End Of          Accumulated              Annual Investment Rate of Return Of:       Annual Investment Rate of Return Of:
Policy        At 5% Interest            0% Gross     6% Gross     12% Gross          0% Gross    6% Gross  12% Gross
 Year            Per Year             (-2.02% net)  (3.98% net)   (9.98% net)     (-2.02% net) (3.98% net) (9.98% net)
--------  --------------------    ---------------------------------------------  ------------------------------------------
  1               10500                   8554         9152          9750            65325         65922       66520
  2               11025                   8360         9562         10835            65031         66232       67506
  3               11576                   8167         9978         12013            64737         66548       68583
  4               12155                   7972        10400         13291            64443         66870       69761
  5               12762                   7826        10876         14729            64146         67197       71049
  6               13400                   7727        11408         16336            63848         67528       72457
  7               14071                   7724        12042         18175            63545         67862       73995
  8               14774                   7618        12579         20056            63239         68200       75677
  9               15513                   7306        12918         21894            62927         68539       77514
 10               16288                   6989        13259         23903            62610         68879       79523

 15               20789                   5272        14928         37122            60893         70548       92743
 20               26532                   3182        16342         57732            58802         71962      113352

Ages
 60               33863                    321        16950         89734            55941         72571      145354
 65               43219                      0*       15833        139400                0*        71453      195020
 70               55160                      0*       11239        216412                0*        66859      272032
 75               70399                      0*         212        336238                0*        55833      391858


* In the absence of an additional premium, the Policy would lapse.

1)  Assumes a minimum  first  year  premium  of $10,000 is paid at issue with no additional premium payment.  Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.  Should a policy lapse with loans  outstanding the portion of the loans  attributable to earnings will become taxable.


THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE INVESTMENT ALLOCATIONS MADE BY AN OWNER,  PREVAILING INTEREST RATES AND
RATES OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL  RATES OF
RETURN  AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO FLUCTUATED  ABOVE  OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL
CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE  HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED FOR
ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX B

LONG TERM MARKET TRENDS



The information below covering the period of 1926-1995 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past . This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1995. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 70-year period: investments of one dollar would have grown to $1,113.92 and $3,822.40 respectively, by year-end 1995. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $34.04. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 70 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1995 period.


Omitted graph illustrates long term market trends as described in the narrative above.

































                       Year End 1925 = $1.00

                       Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook
                      (C)Ibbotson Associates, Chicago. All Rights Reserved.

APPENDIX C

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.


PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX

                                   %
             Year                Change
-----------------------------------------
 1           1971                 14.56     Omitted graph depicts the activity
 2           1972                 18.90     of the S&P 500 Index for the years
 3           1973                -14.77     1971-1995.
 4           1974                -26.39
 5           1975                 37.16
 6           1976                 23.57
 7           1977                 -7.42
 8           1978                  6.38
 9           1979                 18.20
10           1980                 32.27
11           1981                 -5.01
12           1982                 21.44
13           1983                 22.38
14           1984                  6.10
15           1985                 31.57
16           1986                 18.56
17           1987                  5.10
18           1988                 16.61
19           1989                 31.69
20           1990                 -3.14
21           1991                 30.45
22           1992                  7.61
23           1993                 10.08

24           1994                  1.32
25           1995                 37.58


THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX.

                          INCORPORATION BY REFERENCE


The Registrant, AVLIC Separate Account V, Registration 33-1576 purchases or will purchase units from the portfolios of these funds at the direction of its policyholders. The prospectuses of these funds will be distributed with this prospectus and are hereby incorporated by reference. The prospectuses incorporated by reference are as follows:


                      The Variable Insurance Products Fund
                            Registration No. 2-75010

                     The Variable Insurance Products Fund II
                            Registration No. 33-20773

                             The Alger American Fund
                            Registration No. 33-21722


                          MFS Variable Insurance Trust
                            Registration No. 33-74668

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

AVLIC's By-laws provide as follows:

The Company shall indemnify any person who was, or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, or employee of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding to the full extent authorized by the laws of Nebraska.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the policy described in this Prospectus.

Registrant makes the following representations:

1. Section 6e(T)(b)(13)(iii)(F) has been relied upon.

2. The level of the mortality and expense risk charges is reasonable in relation to the risk assumed by the life insurer under the contract. The methodology used to support this representation is based on an analysis of the mortality and expense risks inherent in the contracts, including a new distribution method, use of outside funds, use of a simplified application with modified underwriting approach, flexibility of premiums and insurance features, and a variety of other possible scenarios which may cause actual mortality and expense experience to be greater than anticipated. Registrant undertakes to keep and make available to the Commission on request the memorandum used to support this representation.

3. Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Account will benefit the Account and policyowners and will keep and make available to the Commission on request a memorandum setting forth the basis for the representation.

4. The Account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Ameritas Variable Life Insurance Company Separate Account V, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 18 to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Lincoln, County of Lancaster, State of Nebraska on this 29th day of February, 1996.


                                        AMERITAS VARIABLE LIFE INSURANCE COMPANY
                                                  SEPARATE ACCOUNT V, Registrant

                             AMERITAS VARIABLE LIFE INSURANCE COMPANY, Depositor





Attest:   Norman M. Krivosha                  By:   Lawrence J. Arth
        ----------------------                   --------------------------
              Secretary                             Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the Directors and Officers of Ameritas Variable Life Insurance Company of Nebraska on the dates indicated.



    SIGNATURE                      TITLE                            DATE



/s/ Lawrence J. Arth      Director, Chairman of the Board     February 29, 1996
---------------------     and Chief Executive Officer
    Lawrence J. Arth

/s/ James R. Haire        Director and Vice President         February 29, 1996
---------------------
    James R. Haire

/s/ Norman M. Krivosha    Director and Secretary              February 29, 1996
----------------------
    Norman M. Krivosha

/s/ Kenneth C. Louis      Director, President and             February 29, 1996
----------------------    Chief Operating Officer
    Kenneth C. Louis

/s/ JoAnn M. Martin       Director and Controller             February 29, 1996
----------------------
    JoAnn M. Martin

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and Documents:

   The facing sheet.
   The prospectus consisting of 66 pages.
   The undertaking to file reports.
   The undertaking pursuant to Rule 484.
   Representations pursuant to Rule 6e-3(T).
   The signatures.
   Written consents of the following:
     (a) Thomas P. McArdle
     (b) Norman M. Krivosha
     (c) Deloitte & Touche LLP Independent Auditors

The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2.
    (1) Resolution of the Board of Directors of AVLIC Authorizing Establishment of the Account.*
    (2)   Not applicable.
    (3)   (a) Proposed form of Principal Underwriting Agreement.*
          (b) Proposed form of Selling Agreement.***
          (c) Commission Schedule.*
    (4)   Not applicable.
    (5)   (a) Proposed form of Policy.
    (6)   (a) Articles of Incorporation of AVLIC.*
          (b) Bylaws of AVLIC.*
    (7)   Not applicable.
    (8)   (a) Participation Agreement in the Variable Insurance Products
              Funds.**
          (b) Participation Agreements in the Alger American Fund and Dreyfus Stock Index Fund***
          (c) Participation Agreement in the MFS Variable Insurance Trust****
    (9)   Not applicable.
    (10)  Application for Policy.
    (11)  Memorandum describing AVLIC's exchange procedure.**
    (12) Memorandum describing AVLIC's issuance, transfer, and redemption procedures for the Policy.***
 2.    See Exhibit 1(5)
 3.    (a)(b) Opinion and Consent of Norman M. Krivosha, Secretary
 4. No financial statements are omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.
 5.    Not applicable.
 6.    (a)(b) Opinion and Consent of Thomas P. McArdle.
 7.    Not applicable.
 8.    Consent of Deloitte & Touche LLP.
 9.    Form of Notice of Withdrawal Right and Refund pursuant to
       Rule 6e-3(T)(b)(13)(viii) under the Investment Company Act of 1940.*


* Incorporated by reference to the initial registration statement for Ameritas Variable Life Insurance Company Separate Account V, File 33-1576.
** Incorporated by reference to the Post-Effective Amendment No. 2 for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-1576.
*** Incorporated by reference to the Post-Effective Amendment No. 8 for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-1576.
**** Incorporated by reference to the Post-Effective Amendment No. 17 for Ameritas Variable Life Insurance Company Separate Account V, File No. 33-1576.

                                  EXHIBIT INDEX


Exhibit                                                                 Page

99.1(5)             Proposed Form of Policy

99.1(10)            Application of Policy

99.3(a)(b)          Opinion and Consent of Norman M. Krivosha

99.6(a)(b)          Opinion and Consent of Thomas P. McArdle

99.8                Consent of Deloitte & Touche LLP

27                  Financial Data Schedule